UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Arizona Municipal Bond Fund	FAZTX	FZCCX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FAFKX	FCOCX	FCORX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNCCX	FNMCX	FNMRX

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NOT FDIC INSURED MAY LOSE VALUE
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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year wound down, 2016 looked on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

The global economy stayed on a path of low growth overall. Some concerns eased in 2016: China managed a gradual slowdown, stabilizing commodity prices provided some relief to emerging markets and the U.K. and eurozone economies held steady despite the U.K.’s surprise vote to leave the European Union. However, other uncertainties have surfaced. The threat of protectionism and potential trade wars has risen amid the populist sentiment underscoring the Brexit majority and the election of Donald Trump, as well as appearing in campaign rhetoric across Europe as elections loom in 2017. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently at or near zero across the developed world and only slightly higher than that in the U.S.; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers Michael S. Hamilton and Christopher L. Drahn, CFA, review key investment strategies and the performance of the Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund. Michael has managed the Arizona and New Mexico Funds since 2011, and Chris has managed the Colorado Fund since that same year.

How did the Funds perform during the six-month reporting period ended November 30, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended November 30, 2016. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the six-month reporting period, the Class A Shares at NAV of the Arizona, Colorado and New Mexico Funds underperformed the S&P Municipal Bond Index as well as their Lipper classification average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance during the six-month reporting period ended November 30, 2016?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Arizona Municipal Bond Fund

The Nuveen Arizona Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016.

Duration and yield curve positioning were the key detractors behind this relative underperformance. The Fund’s duration was longer than that of the benchmark, which proved detrimental as interest rates moved higher throughout much of the reporting period. The

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Fund’s overweighting in bonds with durations of eight years and longer was a negative performance factor, as interest rates rose, these issues lagged shorter-term securities, in which the Fund had a relative underweighting.

The Fund’s credit rating exposure also detracted from performance, especially being underweighted in bonds rated below investment grade. These securities outperformed investment grade categories, mainly due to the strong performance of Puerto Rico debt, which made up the vast majority of the below investment grade securities in the index. The Fund did not hold any Puerto Rico debt during the reporting period.

However, sector positioning modestly helped results. The Fund was overweighted in pre-refunded bonds. These high quality, short maturity securities outperformed in a market environment that generally favored shorter dated securities. In addition, the Fund benefited modestly from its overweighting in multi-family housing bonds, given their relative outperformance of the index. On the negative side, the Fund’s overweightings in the higher education, health care and single-family housing segments detracted.

Individual security selection also added to the Fund’s results, primarily due to the fact that Arizona municipal bonds generally outpaced comparable securities in the national index. In making new purchases during the reporting period, we generally focused on Arizona bonds with intermediate to longer maturities. These purchases enabled us to keep the fund fully invested as money flowed into the Fund. We added bonds in a number of market areas, including charter schools, higher education, local general obligation, transportation and hospital systems.

Our bond sales occurred primarily at the end of the reporting period, when we saw opportunities to replace existing holdings with similar securities that offered better yields. We reduced our holdings in the U.S. Virgin Islands, reflecting our concerns about the U.S. territory’s credit quality. We did, however, maintain our exposure to insured Virgin Islands bonds, as well as a modest position in an uninsured issue of the territory. We also had an exposure to bonds of another U.S. territory, Guam, which we believed would continue to provide good income for shareholders.

Nuveen Colorado Municipal Bond Fund

The Nuveen Colorado Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016.

Duration and yield curve positioning were the biggest detractors. Specifically, the portfolio’s duration, which measures its interest rate sensitivity, was longer than that of the index as the Fund was overweighted in longer maturities. Thus, the Fund was hurt more by rising interest rates. Most other attribution factors were generally neutral, although the Fund’s non-rated allocations tended to underperform during the reporting period.

We were active purchasers of bonds during the reporting period, taking advantage of an ample supply of bonds in the primary and secondary Colorado municipal market that afforded us opportunities to purchase securities at prices we viewed as attractive relative values. Specifically, we added several non-rated charter school bonds. We also added a number of Colorado metropolitan district issues, which are relatively common financing tools in the state used to fund infrastructure for commercial or residential building development projects.

Other notable investments included the Denver Convention Center, Grand Junction Regional Airport bonds, Adventist Health System and a Commerce City Sales and Use Tax Revenue bond. The heavier supply afforded us an opportunity to buy a relatively diversified cross section of credits, with a general favoring for intermediate and longer maturity dates.

Proceeds for these purchases predominantly came from new investment inflows, bond calls and bond maturities, rather than the sale of bonds. At the end of the reporting period, the Fund had a small holding in an Illinois continuing care retirement center bond, which we have owned for some time now and continued to favor due to its high coupon and income stream relative to most Colorado issues at today’s market levels. We also held a small position in tax-exempt bonds issued by Guam Government Waterworks Authority, the only other non-Colorado debt held in the Fund at the end of the reporting period.

6	NUVEEN

Nuveen New Mexico Municipal Bond Fund

The Nuveen New Mexico Municipal Bond Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016.

Duration, yield curve positioning and credit rating exposure all detracted from relative performance. Specifically, the portfolio’s duration was longer than that of the index. Thus, the Fund was hurt more from rising interest rates across most of the yield curve. Furthermore, our overweighting in bonds with durations of ten years and longer was detrimental, as these securities lagged. Results were also hurt by having less exposure to shorter-term securities, which fared better than their longer-term counterparts as interest rates rose.

The Fund’s credit quality exposure also hurt relative performance, with an underweighting in below investment grade debt the main detractor. Most notably, the Fund was hurt by not owning Puerto Rico bonds, which made up the bulk of the below investment grade portion of the index and outperformed amid expectations that strengthening economic conditions would reduce bond defaults among the most speculative credits in general. The Fund did not hold any Puerto Rico debt during the reporting period.

Sector allocation added value, with an underweighting in state and local general obligation securities helping most, given the underperformance of those segments. The Fund’s overweightings in multi-family and single-family bonds also enhanced performance, although an overweighting in the health care segment, especially hospitals, detracted from results. On a security selection basis, the Fund’s focus on New Mexico debt gave it a natural advantage over the index, as bonds issued in the state generally outpaced comparable securities in the national index.

During the reporting period, the Fund had no meaningful sales. With the modest proceeds of new investor inflows we received during this reporting period, we purchased bonds across a diverse range of sectors and with maturities in the 15- to 25-year range.

In addition, we purchased variable rate demand notes (VRDNs). The yields on these extremely short-term fixed income investments had risen significantly prior to an October 2016 regulatory change, which had the effect of reducing demand for such securities from money market funds. Although our VRDN purchases were atypical, they represented an opportunity to obtain an unusually attractive yield coupled with what we viewed as minimal credit risk. The purchase also helped keep the Fund fully invested in liquid holdings we felt we could easily sell when we saw opportunities to make new long-term core purchases.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but may do so in the future. Thus there is an increased risk that the organization acting as each Fund’s pricing service may change, or that the Funds’ pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

NUVEEN	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes. Arizona had positive UNII balances, while Colorado and New Mexico had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

8	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The Funds have not borrowed on a longer-term basis for investment purposes, and do not have any plans to do so. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

NUVEEN	9

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Arizona Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.54)%	0.37%	3.68%	3.73%
Class A Shares at maximum Offering Price	(7.57)%	(3.83)%	2.79%	3.28%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.81)%	(0.18)%	3.12%	3.16%
Class I Shares	(3.44)%	0.55%	3.88%	3.94%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.85)%	(0.36)%	2.84%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.35)%	0.53%	3.54%	3.88%
Class A Shares at maximum Offering Price	(8.36)%	(3.73)%	2.65%	3.44%
Class C2 Shares	(4.62)%	(0.02)%	2.98%	3.32%
Class I Shares	(4.24)%	0.72%	3.75%	4.10%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.75)%	(0.29)%	3.12%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.87%	1.67%	1.42%	0.67%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	0.72%

10	NUVEEN

Nuveen Colorado Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.77)%	0.09%	4.37%	3.99%
Class A Shares at maximum Offering Price	(7.78)%	(4.09)%	3.49%	3.55%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.97)%	(0.47)%	3.82%	3.43%
Class I Shares	(3.69)%	0.26%	4.60%	4.20%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.17)%	(0.73)%	3.38%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.49)%	0.28%	4.21%	4.16%
Class A Shares at maximum Offering Price	(8.49)%	(3.96)%	3.32%	3.72%
Class C2 Shares	(4.70)%	(0.20)%	3.65%	3.61%
Class I Shares	(4.33)%	0.54%	4.41%	4.38%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.81)%	(0.54)%	3.69%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.84%	1.64%	1.39%	0.64%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	0.00%

NUVEEN	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen New Mexico Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.15)%	(0.04)%	2.75%	3.28%
Class A Shares at maximum Offering Price	(7.24)%	(4.24)%	1.87%	2.84%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Other States Municipal Debt Funds Classification Average	(2.82)%	0.08%	2.98%	3.16%

Class C2 Shares	(3.39)%	(0.64)%	2.18%	2.72%
Class I Shares	(3.02)%	0.19%	2.94%	3.49%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.53)%	(0.92)%	2.38%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.75)%	0.26%	2.61%	3.44%
Class A Shares at maximum Offering Price	(7.76)%	(3.94)%	1.74%	2.99%
Class C2 Shares	(3.99)%	(0.35)%	2.04%	2.87%
Class I Shares	(3.71)%	0.38%	2.80%	3.64%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.13)%	(0.53)%	2.65%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.87%	1.66%	1.42%	0.66%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	0.00%

12	NUVEEN

Yields as of November 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen Arizona Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.58%	1.83%	2.12%	2.91%
SEC 30-Day Yield	1.83%	1.10%	1.35%	2.12%
Taxable-Equivalent Yield (31.3)%[2]	2.66%	1.60%	1.97%	3.09%

Nuveen Colorado Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.08%	2.36%	2.59%	3.39%
SEC 30-Day Yield	2.09%	1.37%	1.62%	2.39%
Taxable-Equivalent Yield (31.3)%[2]	3.04%	1.99%	2.36%	3.48%

Nuveen New Mexico Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.88%	2.18%	2.48%	3.23%
SEC 30-Day Yield	1.80%	1.06%	1.32%	2.08%
Taxable-Equivalent Yield (31.5)%[2]	2.63%	1.55%	1.93%	3.04%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

NUVEEN	13

Holding

Summaries as of November 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Arizona Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.3%
Other Assets Less Liabilities	4.4%
Net Assets Plus Floating Rate Obligations	100.7%
Floating Rate Obligations	(0.7)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	25.4%
Education and Civic Organizations	20.9%
U.S. Guaranteed	15.6%
Tax Obligation/General	9.3%
Water and Sewer	9.0%
Health Care	8.3%
Utilities	6.0%
Other	5.5%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	22.8%
AA	48.1%
A	12.9%
BBB	6.4%
BB or Lower	2.9%
N/R (not rated)	6.9%
Total	100%

14	NUVEEN

Nuveen Colorado Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.3%
Short-Term Municipal Bonds	1.8%
Other Assets Less Liabilities	1.9%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	28.8%
Health Care	18.4%
U.S. Guaranteed	14.8%
Education and Civic Organizations	13.6%
Tax Obligation/General	7.5%
Transportation	6.5%
Other	10.4%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	16.7%
AA	37.8%
A	24.5%
BBB	9.0%
BB or Lower	2.2%
N/R (not rated)	9.8%
Total	100%

NUVEEN	15

Holding Summaries as of November 30, 2016 (continued)

Nuveen New Mexico Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	95.4%
Short-Term Municipal Bonds	1.7%
Other Assets Less Liabilities	2.9%
Net Assets	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	41.2%
Water and Sewer	11.6%
Education and Civic Organizations	11.4%
U.S. Guaranteed	10.2%
Health Care	7.9%
Tax Obligation/General	5.7%
Other	12.0%
Total	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	24.8%
AA	52.9%
A	13.3%
BBB	4.0%
N/R (not rated)	5.0%
Total	100%

16	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2016.

The beginning of the period is June 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Arizona Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$964.60	$961.50	$961.90	$965.60
Expenses Incurred During the Period	$4.19	$8.11	$6.89	$3.20
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.81	$1,016.80	$1,018.05	$1,021.81
Expenses Incurred During the Period	$4.31	$8.34	$7.08	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.40% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	17

Expense Examples (continued)

Nuveen Colorado Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$962.30	$958.30	$960.30	$963.10
Expenses Incurred During the Period	$4.03	$7.95	$6.73	$3.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.95	$1,018.20	$1,021.96
Expenses Incurred During the Period	$4.15	$8.19	$6.93	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen New Mexico Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$968.50	$964.70	$966.10	$969.80
Expenses Incurred During the Period	$4.19	$8.13	$6.90	$3.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.81	$1,016.80	$1,018.05	$1,021.81
Expenses Incurred During the Period	$4.31	$8.34	$7.08	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.65%, 1.40% and 0.65% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

18	NUVEEN

Nuveen Arizona Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.3%

	MUNICIPAL BONDS – 96.3%

	Education and Civic Organizations – 20.1%

$2,500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Green Series 2016B, 5.000%, 7/01/42	7/26 at 100.00	AA	$2,792,300

500	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Green Series 2015A, 5.000%, 7/01/41	7/25 at 100.00	AA	553,630

2,080	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/43	No Opt. Call	AA	2,292,430

940	Arizona Board of Regents, University of Arizona, SPEED Revenue Bonds, Stimulus Plan for Economic and Educational Development, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	Aa3	1,034,075

1,500	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	No Opt. Call	Aa2	1,670,070

1,250	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Refunding Series 2016, 5.000%, 6/01/38	6/26 at 100.00	Aa2	1,408,875

1,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	1,660,440

380	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	BB+	377,169

	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University Hassayampa Academic Village Project, Refunding Series 2016:
500	5.000%, 7/01/37	7/26 at 100.00	AA–	550,705
275	5.000%, 7/01/39	7/26 at 100.00	AA–	301,298

1,000	Northern Arizona University, System Revenue Bonds, Refunding Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	AA–	1,018,150

1,125	Northern Arizona University, System Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/40	6/24 at 100.00	A+	1,220,816

800	Northern Arizona University, System Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/35 – BAM Insured	6/25 at 100.00	AA	883,264

460	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	498,120

25	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 5.000%, 7/01/46	7/25 at 100.00	BB	24,619

400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42	9/22 at 100.00	BB+	416,180

220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42 (4)	7/22 at 100.00	N/R	76,989

165	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.300%, 7/01/42	7/21 at 100.00	BB	176,697

400	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2016A, 5.000%, 7/01/41	7/25 at 100.00	BBB–	413,932

220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/35	No Opt. Call	BB–	214,788

350	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	Ba1	337,043

NUVEEN	19

Nuveen Arizona Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$175	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015, 3.250%, 7/01/25	No Opt. Call	BBB–	$170,814

1,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Eastern Kentucky University Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A2	1,082,300

1,125	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (5)	6/22 at 100.00	A	1,199,520

100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB	90,779

25	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	23,008

215	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	193,631

250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools Mesa Project, Series 2015A, 5.000%, 12/15/34	No Opt. Call	BB	238,003

470	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/39 – BAM Insured	6/24 at 100.00	AA	512,606

250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/22	No Opt. Call	AA–	281,910

600	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa3	626,040

500	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Refunding Series 2015A, 5.000%, 9/01/34	3/25 at 100.00	BB+	495,320

575	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011, 7.875%, 3/01/42	3/21 at 100.00	BB+	648,640
21,875	Total Education and Civic Organizations			23,484,161

	Health Care – 8.0%

590	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	AA–	638,557

500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 2011B-1&2, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	532,220

1,480	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	BBB+	1,556,886

1,510	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/42	12/24 at 100.00	A2	1,651,472

1,000	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,013,830

1,025	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA	1,097,201

295	Yavapai County Industrial Development Authority, Arizona, Hospital Facility Revenue Refunding Bonds, Yavapai Regional Medical Center, Series 2016, 5.000%, 8/01/36	8/26 at 100.00	Baa1	312,856

580	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Northern Arizona Healthcare System, Refunding Series 2011, 5.250%, 10/01/26	10/21 at 100.00	AA	645,778

20	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
$500	5.000%, 8/01/20	No Opt. Call	Baa1	$546,735
750	5.250%, 8/01/33	8/23 at 100.00	Baa1	808,913

500	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.250%, 8/01/32	8/24 at 100.00	A–	554,835
8,730	Total Health Care			9,359,283

	Housing/Multifamily – 1.8%

2,060	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Western Groves Apartments Project, Series 2001B, Pass through Certificates Series 2002-4, 5.800%, 11/01/34 (Alternative Minimum Tax) (Mandatory Put 11/01/21)	2/17 at 100.00	N/R	2,061,009

	Long-Term Care – 0.9%

940	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	851,772

220	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A, 6.000%, 12/01/32	12/21 at 100.00	N/R	233,323
1,160	Total Long-Term Care			1,085,095

	Tax Obligation/General – 9.0%

	Casa Grande, Arizona, General Obligation Bonds, Refunding Series 2016B:
415	4.000%, 8/01/33	8/26 at 100.00	AA	426,728
215	4.000%, 8/01/34	8/26 at 100.00	AA	220,371

765	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014, 5.000%, 7/01/27	7/24 at 100.00	AA–	864,236

860	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	917,715

600	Glendale Union High School District 205, Maricopa County, Arizona, General Obligation Bonds, School Improvement, Project 2015, Series 2016A, 4.000%, 7/01/33 – BAM Insured	7/26 at 100.00	AA	604,746

425	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B, 5.500%, 7/01/30	7/23 at 100.00	Aa1	498,308

1,000	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2015C, 5.000%, 7/01/34	No Opt. Call	Aa1	1,122,210

550	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2016C, 4.000%, 7/01/34 – AGM Insured	7/26 at 100.00	AA	565,438

285	Maricopa County Unified School District 89, Dysart, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/01/27 – BAM Insured	7/26 at 100.00	AA	307,110

335	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds, Series 2011A, 6.000%, 7/01/30 – AGM Insured	7/21 at 100.00	AA	383,937

1,125	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project 2011, Series 2014D, 5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,235,756

500	Pima County Unified School District 12 Sunnyside, Arizona, General Obligation Bonds, School Improvement Project of 2011, Series 2013B, 5.000%, 7/01/32 – BAM Insured	7/23 at 100.00	AA	547,145

750	Pima County Unified School District 20 Vail, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015, 5.000%, 7/01/33 – AGM Insured	7/25 at 100.00	AA	827,520

570	Pima County, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/01/26	No Opt. Call	AA	623,893

500	Tucson, Arizona, Certificates of Participation, Refunding Series 2016, 4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	534,790

NUVEEN	21

Nuveen Arizona Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Western Maricopa Education Center District 402, Maricopa County, Arizona, General Obligation Bonds, School Improvement Project 2012, Series2014B:
$360	4.500%, 7/01/33	7/24 at 100.00	AA–	$386,525
335	4.500%, 7/01/34	7/24 at 100.00	AA–	358,293
9,590	Total Tax Obligation/General			10,424,721

	Tax Obligation/Limited – 24.4%

330	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	348,731

2,250	Arizona State Transportation Board, Highway Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	AAA	2,570,040

1,000	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Series 2013A, 5.000%, 7/01/38	7/22 at 100.00	AA+	1,114,670

2,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/26 – AGC Insured	4/20 at 100.00	AA	2,172,400

120	Buckeye, Arizona, Excise Tax Revenue Obligations, Refunding Series 2016, 4.000%, 7/01/36	7/26 at 100.00	AA	119,996

1,000	Buckeye, Arizona, Excise Tax Revenue Obligations, Series 2015, 5.000%, 7/01/37	7/25 at 100.00	AA	1,091,780

500	Cottonwood, Arizona, Pledged Revenue Bonds, Series 2015, 5.000%, 7/01/30 – RAAI Insured	7/25 at 100.00	AA	565,485

450	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	435,641

144	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 1, Series 2013, 5.250%, 7/01/38	7/23 at 100.00	N/R	146,195

488	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	492,460

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27	7/17 at 100.00	N/R	674,682

204	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	2/17 at 100.00	N/R	204,598

345	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2012, 5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	366,911

750	Festival Ranch Community Facilities District, Buckeye, Arizona, General Obligation Bonds, Series 2016, 4.000%, 7/15/36 – BAM Insured	7/26 at 100.00	AA	752,947

400	Goodyear Community Facilities Utilities District 1, Arizona, General Obligation Bonds, Refunding Series 2016, 4.000%, 7/15/32	7/26 at 100.00	A1	404,772

1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,051,810

787	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/17 at 100.00	A2	788,905

575	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds, Series 2008A, 7.400%, 7/15/33	7/18 at 100.00	BBB–	598,771

900	Mesa, Arizona, Excise Tax Revenue Bonds, Series 2013, 5.000%, 7/01/32	7/22 at 100.00	AA+	1,007,154

300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	329,028

810	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36	No Opt. Call	A	855,943

750	Pima County Regional Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Regional Transportation Fund, Series 2011, 5.000%, 6/01/17	No Opt. Call	AA+	765,630

22	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/33	8/24 at 100.00	AA	$552,165

	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Refunding Series 2016:
540	4.000%, 8/01/34	8/26 at 100.00	AA	550,843
545	4.000%, 8/01/36	8/26 at 100.00	AA	553,289

	San Luis, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series2014A:
600	5.000%, 7/01/34 – BAM Insured	7/24 at 100.00	AA	659,070
900	5.000%, 7/01/38 – BAM Insured	7/24 at 100.00	AA	982,971

1,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/35	7/25 at 100.00	AAA	1,126,980

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27	7/17 at 100.00	N/R	266,044
310	6.050%, 7/15/32	7/17 at 100.00	N/R	310,744

805	Surprise, Arizona, Pledged Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/30	7/25 at 100.00	AA+	909,787

500	Tempe, Arizona, Excise Tax Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/29	7/26 at 100.00	AAA	581,860

1,500	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012, 5.000%, 7/01/37	7/22 at 100.00	AAA	1,661,340

	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A:
650	4.000%, 10/01/22 – AGM Insured	No Opt. Call	AA	679,191
985	5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,045,243

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	530,580

1,090	Vistancia West Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series 2016, 5.000%, 7/15/29	7/21 at 100.00	N/R	1,139,453

100	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	2/17 at 100.00	N/R	94,025
26,558	Total Tax Obligation/Limited			28,502,134

	Transportation – 2.6%

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
345	5.000%, 7/01/40	7/25 at 100.00	A+	375,077
1,315	5.000%, 7/01/45	7/25 at 100.00	A+	1,424,632

1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	1,096,150

130	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	140,157
2,790	Total Transportation			3,036,016

	U.S. Guaranteed – 15.0% (6)

635	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2011D, 5.500%, 7/01/26 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (6)	720,966

1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25 (Pre-refunded 1/01/17)	1/17 at 100.00	AA– (6)	1,003,640

NUVEEN	23

Nuveen Arizona Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (6) (continued)

$1,770	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2008D, 5.500%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	AA– (6)	$1,853,827

2,000	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project 2006, Series 2008B, 5.750%, 7/01/28 (Pre-refunded 7/01/18)	7/18 at 100.00	Aa3 (6)	2,143,840

1,060	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (6)	1,103,237

1,000	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (6)	1,158,880

500	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36 (Pre-refunded 7/01/17)	7/17 at 100.00	AA (6)	511,405

210	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)	No Opt. Call	N/R (6)	210,036

2,715	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Series 2008C, 5.000%, 7/01/27 (Pre-refunded 7/01/18)	7/18 at 100.00	A1 (6)	2,878,362

25	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds, Series 2008, 5.000%, 7/01/27 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	Aa3 (6)	26,504

20	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (6)	20,518

415	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A, 7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	495,983

295	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	341,227

450	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (6)	499,154

1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (6)	1,081,850

1,000	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/36 (Pre-refunded 7/01/21)	7/21 at 100.00	A (6)	1,147,400

860	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/21 (Pre-refunded 1/01/17)	1/17 at 100.00	A– (6)	862,468

1,225	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,445,745
16,180	Total U.S. Guaranteed			17,505,042

	Utilities – 5.8%

760	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	823,946

305	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2016, 5.000%, 7/01/35	7/26 at 100.00	A	335,710

	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2015A:
500	5.000%, 12/01/36	6/25 at 100.00	Aa1	560,210
1,000	5.000%, 12/01/45	6/25 at 100.00	Aa1	1,108,720

1,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/38 (WI/DD, Settling 12/01/16)	1/27 at 100.00	Aa1	1,134,680

24	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,805	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	$1,999,832

830	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	742,045
6,200	Total Utilities			6,705,143

	Water and Sewer – 8.7%

1,000	Arizona Water Infrastructure Finance Authority, Water Quality Revenue Bonds, Series 2008A, 5.000%, 10/01/20	10/18 at 100.00	AAA	1,064,830

655	Central Arizona Water Conservation District, Arizona, Water Delivery O&M Revenue Bonds, Series 2016, 5.000%, 1/01/36	1/26 at 100.00	AA+	738,493

500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	564,645

350	Goodyear, Arizona, Water and Sewer Revenue Obligations, Refunding Subordinate Lien Series 2016, 5.000%, 7/01/45 – AGM Insured	7/26 at 100.00	AA	384,650

500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.250%, 7/01/33	7/23 at 100.00	A–	541,575

420	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	451,425

450	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 7/01/36 – AGM Insured	7/25 at 100.00	AA	496,512

585	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2014, 5.000%, 7/01/29	7/24 at 100.00	AA+	671,539

1,000	Phoenix Civic Improvement Corporation, Arizona, Wastewater System Revenue Bonds, Refunding Junior Lien Series 2016, 5.000%, 7/01/24	No Opt. Call	AA+	1,173,660

1,040	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	AAA	1,152,611

1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/27	7/22 at 100.00	AA	1,137,960

645	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	4/17 at 100.00	A	647,180

1,000	Yuma Municipal Property Corporation, Arizona, Utility System Revenue Bonds, Refunding Senior Lien Series 2015, 5.000%, 7/01/28	7/25 at 100.00	AA–	1,132,980
9,145	Total Water and Sewer			10,158,060
$104,288	Total Long-Term Investments (cost $111,661,050)			112,320,664
	Floating Rate Obligations – (0.7)%			(845,000)
	Other Assets Less Liabilities – 4.4%			5,216,626
	Net Assets – 100%			$116,692,290

NUVEEN	25

Nuveen Arizona Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

26	NUVEEN

Nuveen Colorado Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 96.3%

	MUNICIPAL BONDS – 96.3%

	Education and Civic Organizations – 13.4%

$1,000	Auraria Higher Education Center, Colorado, Parking Enterprise Revenue Bonds, Refunding Series 2015, 4.000%, 4/01/29 – AGM Insured	4/25 at 100.00	AA	$1,045,980

	Colorado Educational and Cultural Facilities Authority Charter School Revenue Bonds, Monument Academy Charter School Project, Refunding Series 2014:
290	4.000%, 10/01/24	No Opt. Call	A	301,817
720	3.625%, 10/01/29	10/24 at 100.00	A	691,042

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Refunding Series 2016A, 3.250%, 12/15/36	12/26 at 100.00	A	198,982

1,005	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2008, 5.625%, 5/01/40	5/18 at 100.00	A	1,052,547

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A:
500	5.000%, 7/01/36	7/25 at 100.00	BB+	493,220
500	5.250%, 7/01/46	7/25 at 100.00	BB+	499,415

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	AA	1,008,340

1,085	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ben Franklin Academy Project, Series 2016, 4.000%, 7/01/46	7/25 at 100.00	A	993,404

505	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	578,265

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Douglas County School District RE-1 – DCS Montessori School, Refunding & Improvement Series 2012, 4.000%, 7/15/27	7/22 at 100.00	A	507,095

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, James Irwin Educational Foundation Project, Refunding & Improvement Series 2007, 5.000%, 12/01/38	12/24 at 100.00	A	1,047,660

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	519,705

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2015, 4.000%, 1/15/46	1/25 at 100.00	A	922,300

450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/33	No Opt. Call	BB+	450,922

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB	1,038,200

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.125%, 7/01/34	7/24 at 100.00	BB+	506,245

905	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–	1,008,478

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015, 5.000%, 12/15/45	12/25 at 100.00	BB+	480,745

NUVEEN	27

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47	6/26 at 100.00	A	$119,841

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016:
115	3.000%, 6/01/17	No Opt. Call	A	115,713
280	3.000%, 6/01/19	No Opt. Call	A	284,102
230	4.000%, 6/01/21	No Opt. Call	A	240,228

500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2016, 5.000%, 10/01/36	10/26 at 100.00	A	543,270

1,000	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012B, 5.000%, 9/01/33	9/22 at 100.00	A+	1,094,950

500	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Johnson & Wales University Project, Series 2013A, 5.250%, 4/01/43	4/23 at 100.00	A2	548,125

185	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 3.250%, 10/01/33	10/25 at 100.00	Baa2	157,576

250	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Refunding Series 2007, 4.850%, 12/01/25 – RAAI Insured	12/17 at 100.00	AA	253,802

490	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Red Rocks Community College Project, Series 2016, 3.250%, 11/01/33	11/25 at 100.00	Aa2	468,401

1,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/43	No Opt. Call	Aa2	1,161,550

1,300	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2013C, 5.000%, 3/01/44	3/23 at 100.00	Aa3	1,419,275

2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2015A, 4.000%, 3/01/35	3/25 at 100.00	Aa3	2,032,280

1,425	Fort Lewis College, Colorado, Enterprise Revenue Bonds, Refunding Series 2016B, 4.000%, 10/01/31	10/26 at 100.00	Aa2	1,463,475

1,000	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	1,000,000

645	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2014B-1, 4.000%, 6/01/34	6/24 at 100.00	AA+	664,402

1,000	University of Colorado, Enterprise System Revenue Bonds, Refunding Series 2016B, 3.000%, 6/01/31	6/26 at 100.00	AA+	940,240

2,000	University of Northern Colorado at Greeley, Institutional Enterprise System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40	No Opt. Call	Aa2	2,183,620

655	Western State Colorado University, Auxiliary Facilities Revenue Bonds, Refunding Series 2016, 4.000%, 5/15/33	5/26 at 100.00	Aa2	668,454
27,910	Total Education and Civic Organizations			28,703,666

	Health Care – 18.1%

2,190	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Series 2012, 5.000%, 10/01/42	10/22 at 100.00	A	2,338,110

	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, NCMC Inc., Series 2016:
3,735	4.000%, 5/15/32	5/26 at 100.00	A+	3,832,708
200	3.250%, 5/15/33	5/26 at 100.00	A+	186,396

28	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,950	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2016C, 5.000%, 11/15/36 (Mandatory Put 11/15/26)	No Opt. Call	AA	$2,287,252

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	5.125%, 10/01/17	No Opt. Call	A–	516,310
1,000	6.250%, 10/01/33	10/18 at 100.00	A–	1,071,140

1,825	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	A–	1,902,179

1,570	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.000%, 7/01/38	No Opt. Call	A–	1,673,589

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
1,510	5.250%, 1/01/40	1/23 at 100.00	A–	1,622,827
2,000	5.250%, 1/01/45	1/23 at 100.00	A–	2,136,020

3,110	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2016C, 3.000%, 12/01/33	6/26 at 100.00	A+	2,753,781

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B:
3,500	5.000%, 9/01/31	9/25 at 100.00	A3	3,831,870
1,315	4.000%, 9/01/34	9/25 at 100.00	A3	1,309,964

1,450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,548,078

575	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2013A, 5.000%, 1/01/44	1/24 at 100.00	AA–	620,827

1,405	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	A–	1,465,471

2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A–	2,154,200

950	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	964,468

1,565	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005A, 5.200%, 3/01/31 – AGM Insured	9/18 at 102.00	AA	1,661,169

1,615	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2015, 4.000%, 1/15/45	1/26 at 100.00	A	1,561,931

	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010:
515	5.500%, 9/01/25	3/20 at 100.00	BBB–	528,241
600	5.500%, 9/01/30	3/20 at 100.00	BBB–	609,690

250	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2014A, 5.000%, 12/01/39	12/23 at 100.00	BBB+	259,720

1,355	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Refunding Series 2007A, 5.000%, 12/01/17	12/16 at 100.00	BBB+	1,359,336

70	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R	70,198

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	2/17 at 100.00	BBB–	502,145
37,255	Total Health Care			38,767,620

NUVEEN	29

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 0.6%

	Colorado Educational and Cultural Facilities Authority, Student Housing Revenue Refunding Bonds Campus Village Apartments Project, Series 2008:
$810	5.000%, 6/01/22	8/18 at 100.00	A	$848,540
50	5.500%, 6/01/38	8/18 at 100.00	A	52,410

	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007:
165	4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	A2	166,835
280	5.200%, 11/01/27 – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	A2	288,212
1,305	Total Housing/Multifamily			1,355,997

	Housing/Single Family – 0.1%

150	Colorado Housing and Finance Authority, Single Family Mortgage Bonds, Class I Series 2011A-A, 4.850%, 11/01/26	5/21 at 100.00	Aaa	159,887

	Industrials – 0.1%

250	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	266,392

	Long-Term Care – 4.1%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	526,700

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46	2/26 at 100.00	N/R	496,920

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016:
925	5.000%, 1/01/31	1/24 at 102.00	N/R	954,267
500	5.000%, 1/01/37	1/24 at 102.00	N/R	502,625

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 7.000%, 6/01/42 (4)	6/22 at 100.00	N/R	401,250

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	1,040,440

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2015A, 5.000%, 12/01/35	6/25 at 100.00	BBB+	1,055,240

200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB+	217,018

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
450	5.000%, 6/01/35	6/25 at 100.00	A–	472,891
3,000	5.000%, 6/01/45	No Opt. Call	A–	3,124,380

100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/17 at 100.00	N/R	100,105
8,675	Total Long-Term Care			8,891,836

	Tax Obligation/General – 7.3%

2,000	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2015, 5.000%, 12/01/40	12/25 at 100.00	Aa2	2,225,060

1,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/35	12/25 at 100.00	Aa2	1,022,790

30	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,555	Adams County School District 50 Westminster, Colorado, General Obligation Bonds, Refunding Series 2012, 4.000%, 12/01/18	No Opt. Call	Aa2	$1,639,794

	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Refunding Series 2014:
1,000	4.000%, 12/01/28	12/24 at 100.00	Aa1	1,065,230
500	3.500%, 12/01/29	12/24 at 100.00	Aa1	503,940

	Eagle River Water and Sanitation District, Eagle County, Colorado, General Obligation Bonds, Series 2016:
780	4.500%, 12/01/36	12/26 at 100.00	AA–	825,747
1,500	5.000%, 12/01/45	12/26 at 100.00	AA–	1,656,510

550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.250%, 12/01/34	12/22 at 100.00	N/R	558,305

505	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	AA	582,901

	Foothills Park and Recreation District, Subdistrict A, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015:
600	3.250%, 12/01/29 – AGM Insured	12/25 at 100.00	AA	578,598
440	5.000%, 12/01/30 – AGM Insured	12/25 at 100.00	AA	494,569
1,275	5.000%, 12/01/31 – AGM Insured	12/25 at 100.00	AA	1,423,691

	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Refunding Series 2014A:
1,000	4.000%, 12/01/32	No Opt. Call	Aa2	1,032,520
1,000	4.000%, 12/01/33	No Opt. Call	Aa2	1,026,900

1,040	Platte Valley Fire Protection District, Colorado, Certificates of Participation, Series 2012, 5.000%, 12/01/46	12/21 at 100.00	A3	1,097,824
14,745	Total Tax Obligation/General			15,734,379

	Tax Obligation/Limited – 26.5%

1,000	Adams County School District 12, Colorado, Certificates of Participation, Adams Twelve Five Star Schools, Refunding Series 2016, 2.000%, 12/15/18	No Opt. Call	Aa3	1,011,940

1,650	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	1,778,882

1,340	Belle Creek Metropolitan District 1, Adams County, Colorado, General Obligation Refunding Bonds, Series 2011, 6.000%, 12/01/26	12/20 at 100.00	BB+	1,438,852

200	Breckenridge, Colorado, Certificates of Participation, Series 2016, 4.000%, 12/01/29	12/26 at 100.00	Aa3	208,278

500	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	501,430

500	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.625%, 12/01/38	12/23 at 100.00	BBB	551,445

130	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	132,064

500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	485,640

2,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	AA	2,188,120

1,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	1,095,860

NUVEEN	31

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$4,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46 – AGM Insured	8/26 at 100.00	AA	$4,453,680

2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,970,420

500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	508,490

500	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	470,860

975	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	923,666

1,185	Denver City and County School District 1, Colorado, Lease Purchase Program Certificates of Participation, Series 2015B, 5.000%, 12/15/45	12/25 at 100.00	Aa3	1,291,982

180	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 8/01/46	8/26 at 100.00	AA	176,918

2,300	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/33	12/26 at 100.00	Baa2	2,439,380

500	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	491,680

1,400	El Paso County, Colorado, Certificates of Participation, Judicial Complex Project, Refunding Series 2016, 3.000%, 12/01/29 – AGM Insured	12/26 at 100.00	AA	1,298,766

1,070	Erie, Colorado, Certificates of Participation, Series 2010, 5.000%, 11/01/37	11/24 at 100.00	AA	1,193,467

500	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	531,280

500	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	No Opt. Call	N/R	492,555

500	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	523,225

500	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	No Opt. Call	N/R	470,025

500	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	534,515

	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014:
175	3.000%, 12/01/17	No Opt. Call	BBB	176,811
300	4.000%, 12/01/27	12/20 at 100.00	BBB	302,955

835	Garfield County Public Library District, Colorado, Certificates of Participation, Regional Lease Purchase Financing Program, Series 2009, 5.375%, 12/01/27	12/19 at 100.00	A	910,760

800	Glen Metropolitan District 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 4.500%, 12/01/45 – BAM Insured	12/25 at 100.00	AA	838,624

335	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.200%, 12/01/32	12/22 at 100.00	N/R	348,467

650	Heather Ridge Metropolitan District 1, Colorado, General Obligation Bonds, Refunding & Improvement Series 2016, 4.000%, 12/01/30 – AGM Insured	12/26 at 100.00	AA	684,528

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	$1,003,630

500	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	477,515

1,000	Jefferson County School District R-1, Colorado, Certificates of Participation, Jefferson County School Finance Corporation, Series 2016, 3.125%, 12/15/33	12/25 at 100.00	Aa3	911,120

500	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	487,600

500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	464,035

340	Lone Tree, Colorado, Sales & Use Tax Revenue Bonds, Recreation Projects Series 2008A, 5.000%, 12/01/20	12/18 at 100.00	AA	363,066

1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016, 5.000%, 12/01/41	12/26 at 100.00	BBB+	1,061,850

1,000	Montrose County, Colorado, Certificates of Participation, Series 2014, 5.000%, 12/01/34	12/24 at 100.00	BBB+	1,049,050

500	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/25 at 100.00	N/R	469,885

500	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	473,275

945	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Series 2016B, 3.500%, 12/01/45	12/25 at 100.00	Baa1	784,076

500	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Series 2016, 5.000%, 12/01/46	12/26 at 100.00	Baa3	522,005

	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A:
1,055	5.000%, 12/01/33 – NPFG Insured	12/25 at 100.00	AA–	1,142,396
235	5.000%, 12/01/45	12/25 at 100.00	BBB	247,441

	Park Meadows Business Improvement District, Colorado, Sales Tax Revenue Bonds, Series 2007:
40	5.000%, 12/01/17	No Opt. Call	N/R	40,819
475	5.300%, 12/01/27	12/17 at 100.00	N/R	482,562

500	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	516,610

1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	1,523,610

1,000	Pueblo, Colorado, Certificates of Participation, Police Complex Project, Series 2008, 5.500%, 8/15/23 – AGC Insured	8/18 at 100.00	AA	1,066,760

400	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/44	12/24 at 100.00	N/R	389,536

500	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	438,730

1,000	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010B, 5.000%, 12/01/40	12/20 at 100.00	A	1,045,680

NUVEEN	33

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	$500,895

	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Refunding & Improvement Series 2016:
150	4.250%, 12/01/28 – BAM Insured	No Opt. Call	AA	161,868
395	4.375%, 12/01/31 – BAM Insured	No Opt. Call	AA	426,035

1,115	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	N/R	1,146,209

750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	805,568

770	Thornton Development Authority, Colorado, Tax Increment Revenue Bonds, North Washington Street Corridor Project, Refunding Series 2015, 3.250%, 12/01/28	12/24 at 100.00	A	749,418

	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016:
1,000	4.000%, 12/01/33	12/26 at 100.00	N/R	884,270
300	5.000%, 12/01/35	12/26 at 100.00	N/R	298,542
645	5.250%, 12/01/40	12/26 at 100.00	N/R	652,508

	Westminster, Colorado, Certificates of Participation, Series 2015A:
1,500	5.000%, 12/01/35	12/25 at 100.00	AA	1,649,355
1,000	4.000%, 12/01/38	12/25 at 100.00	AA	988,450

	Wheatlands Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/30 – BAM Insured	12/25 at 100.00	AA	1,112,530
1,595	4.000%, 12/01/38 – BAM Insured	12/25 at 100.00	AA	1,567,486

500	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014A, 4.000%, 12/01/34 – BAM Insured	12/24 at 100.00	AA	524,080
55,235	Total Tax Obligation/Limited			56,854,030

	Transportation – 6.3%

500	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	528,355

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/29	11/20 at 100.00	A+	1,112,410

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2009A, 5.000%, 11/15/31	11/19 at 100.00	A+	1,089,970

1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 11/15/33	11/23 at 100.00	A	1,132,140

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,595	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	AA–	1,575,174
1,135	0.000%, 9/01/19 – NPFG Insured	No Opt. Call	AA–	1,061,838
1,675	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	AA–	1,417,318

525	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Improvement Series 2006B, 5.250%, 5/01/20 (Alternative Minimum Tax)	2/17 at 100.00	N/R	525,882

750	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 6.000%, 5/01/27 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	802,785

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	Grand Junction Regional Airport Authority, Colorado, General Airport Revenue Bonds, Refunding Series 2016A:
$1,215	5.000%, 12/01/32 – NPFG Insured	12/26 at 100.00	AA–	$1,333,268
1,275	5.000%, 12/01/33 – NPFG Insured	12/26 at 100.00	AA–	1,393,563
1,000	5.000%, 12/01/34 – NPFG Insured	12/26 at 100.00	AA–	1,087,790

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
75	5.000%, 7/15/22	7/20 at 100.00	BBB+	80,822
440	5.375%, 7/15/25	7/20 at 100.00	BBB+	479,019
13,185	Total Transportation			13,620,334

	U.S. Guaranteed – 14.5% (5)

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008:
300	5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	325,629
135	5.500%, 12/01/25 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	146,533

2,000	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	Aa2 (5)	2,355,360

	Adams State College, Alamosa, Colorado, Auxiliary Facilities Revenue Bonds, Improvement Series 2009A:
1,365	5.500%, 5/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (5)	1,499,002
1,000	5.500%, 5/15/39 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (5)	1,098,170

2,000	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2009, 5.000%, 12/15/33 (Pre-refunded 12/15/18)	12/18 at 100.00	AA (5)	2,152,160

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 5.250%, 6/15/29 (Pre-refunded 6/15/17)	6/17 at 100.00	A (5)	511,840

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (5)	547,090

350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Parker Core Knowledge Charter School, Series 2010, 5.000%, 11/01/37 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	391,209

500	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Bonds, Kent Denver School Project, Series 2010, 5.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	A (5)	550,715

1,000	Colorado Educational and Cultural Facilities Authority, Independent School Revenue Refunding Bonds, Vail Mountain School Project, Series 2010, 6.125%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB– (5)	1,147,580

1,070	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.250%, 5/15/26 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (5)	1,168,611

100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2006A, 5.750%, 1/01/26 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (5)	100,416

780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	911,953

505	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2002, 5.000%, 12/15/32 (Pre-refunded 12/15/18) – AGM Insured	12/18 at 100.00	AA (5)	543,526

1,200	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2008C, 5.500%, 11/15/48 (Pre-refunded 11/15/18)	11/18 at 100.00	AA (5)	1,300,116

NUVEEN	35

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$380	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	Aaa	$412,266

	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008:
490	5.500%, 11/01/19 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (5)	530,018
1,270	5.500%, 11/01/27 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (5)	1,373,721

285	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 5.200%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured (Alternative Minimum Tax)	11/17 at 100.00	Aaa	295,890

1,000	Denver School District 1, Colorado, General Obligation Bonds, Series 2009A, 5.000%, 12/01/28 (Pre-refunded 6/01/19)	6/19 at 100.00	AA (5)	1,086,990

	Eagle River Fire Protection District, Colorado, Certificates of Participation, Series 2010:
150	6.125%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	160,140
440	6.625%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (5)	506,062
800	6.875%, 12/01/30 (Pre-refunded 12/01/19)	12/19 at 100.00	N/R (5)	925,960

500	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36 (Pre-refunded 12/20/16)	12/16 at 100.00	N/R (5)	469,175

	Gunnison Watershed School District RE1J, Gunnison and Saguache Counties, Colorado, General Obligation Bonds, Series 2009:
1,000	5.250%, 12/01/26 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,080,290
1,835	5.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	1,982,332

2,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (5)	2,344,860

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (5)	1,249,224

	Rio Blanco County School District RE-001 Meeker, Colorado, General Obligation Bonds, Series 2008:
500	5.250%, 12/01/22 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	540,040
105	5.250%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	113,408
45	5.250%, 12/01/24 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (5)	48,604

	University of Colorado, Enterprise System Revenue Bonds, Series 2009A:
335	5.750%, 6/01/28 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (5)	370,470
500	5.375%, 6/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (5)	548,345

1,095	Western State College of Colorado Board of Trustees, Revenue Bonds, Series 2009, 5.000%, 5/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa2 (5)	1,189,871

994	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (5)	1,117,514
28,229	Total U.S. Guaranteed			31,095,090

	Utilities – 1.5%

1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2010, 6.125%, 10/01/40	10/20 at 100.00	BBB–	1,061,660

210	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Improvement Series 2008, 6.000%, 10/01/40	10/18 at 100.00	BBB–	214,622

500	Colorado Springs, Colorado, Utilities System Revenue Bonds, Refunding Series 2015A, 4.000%, 11/15/35	11/25 at 100.00	AA	508,285

36	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,295	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.250%, 11/15/28	No Opt. Call	A	$1,531,817
3,005	Total Utilities			3,316,384

	Water and Sewer – 3.8%

715	Colorado Water Resources and Power Development Authority, Small Water Resources Program Revenue Bonds, City of Fountain Utility Enterprise Project, Series 2011A, 5.000%, 9/01/36 – AGM Insured	9/21 at 100.00	AA	764,321

765	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, City of Fountain, Electric, Water & Wastewater Utility Enterprise Project, Series 2014A, 4.000%, 9/01/32 – BAM Insured	9/24 at 100.00	AA	776,697

500	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Donala Water and Sanitation District Project, Series 2011C, 5.000%, 9/01/36	9/21 at 100.00	AA–	553,855

1,000	Colorado Water Resources and Power Development Authority, Water Resources Revenue Bonds, Steamboat Springs Utilities Fund, Series 2011B, 4.125%, 8/01/26	8/21 at 100.00	Aa3	1,040,820

800	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Water Revenue Bonds, Series 2009, 5.000%, 12/01/34 – AGC Insured	12/19 at 100.00	AA	857,512

	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water Revenue Bonds, Refunding Series 2015:
650	5.000%, 11/15/32	11/25 at 100.00	AA–	732,940
1,565	4.000%, 11/15/35	11/25 at 100.00	AA–	1,598,100

	Erie, Boulder and Weld Counties, Colorado, Water Enterprise Revenue Bonds, Refunding Series 2015:
500	3.000%, 12/01/29	12/25 at 100.00	AA	476,690
450	4.000%, 12/01/31	12/25 at 100.00	AA	464,436

250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 7/01/22	No Opt. Call	A–	277,367

525	Stonegate Village Metropolitan District, Colorado, Water Enterprise Revenue Bonds, Series 2015, 5.000%, 12/01/45 – AGM Insured	12/22 at 100.00	AA	571,158
7,720	Total Water and Sewer			8,113,896
$197,664	Total Long-Term Investments (cost $204,200,102)			206,879,511

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.8%

	MUNICIPAL BONDS – 1.8%

	Tax Obligation/Limited – 1.8%

$3,840	Denver, Colorado, Certificates of Participation, Denver Botanic Gardens Parking, Variable Rate Demand Obligations, Series 2008A2, 0.540%, 12/01/29 (6)	2/17 at 100.00	A–1	$3,840,000
$3,840	Total Short-Term Investments (cost $3,840,000)			3,840,000
	Total Investments (cost $208,040,102) – 98.1%			210,719,511
	Other Assets Less Liabilities – 1.9%			3,977,356
	Net Assets – 100%			$214,696,867

NUVEEN	37

Nuveen Colorado Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

38	NUVEEN

Nuveen New Mexico Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 95.4%

	MUNICIPAL BONDS – 95.4%

	Education and Civic Organizations – 11.0%

$3,000	Los Ranchos de Albuquerque, New Mexico, Educational Facilities Revenue Bonds, Albuquerque Academy Project, Refunding & Improvement Series 2010, 5.375%, 9/01/35	9/20 at 100.00	A+	$3,304,350

1,400	New Mexico Institute of Mining and Technology, Revenue Bonds, Series 2011, 5.000%, 7/01/31	7/21 at 100.00	A+	1,524,740

1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series 2016A, 4.500%, 6/01/36	6/26 at 100.00	AA	1,118,928

1,510	University of New Mexico, Revenue Bonds, Refunding Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,654,431

750	University of New Mexico, Revenue Bonds, Refunding Subordinate Lien System Series 2012, 5.000%, 6/01/32	6/21 at 100.00	AA	826,133

1,000	University of New Mexico, Revenue Bonds, Subordinate Lien System Refunding Series 2014C, 5.000%, 6/01/35	6/24 at 100.00	AA	1,114,280
8,695	Total Education and Civic Organizations			9,542,862

	Health Care – 7.7%

1,250	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	2/17 at 100.00	A3	1,253,550

1,250	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,267,800

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2009, 5.000%, 8/01/39	8/19 at 100.00	AA	2,119,760

805	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42	8/22 at 100.00	AA	876,935

1,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2015A, 5.000%, 8/01/44	8/25 at 100.00	AA	1,094,060
6,305	Total Health Care			6,612,105

	Housing/Multifamily – 2.9%

1,405	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AA	1,484,242

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	N/R	1,002,620
2,405	Total Housing/Multifamily			2,486,862

	Housing/Single Family – 2.4%

705	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds CL 1, Series 2009-B2, 5.250%, 9/01/34	3/19 at 100.00	AA+	734,638

230	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2011B, 5.000%, 3/01/28	3/21 at 100.00	AA+	241,008

560	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1 Series 2012A, 4.125%, 9/01/42	3/22 at 100.00	AA+	562,733

245	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AA+	250,022

NUVEEN	39

Nuveen New Mexico Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$280	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2008D-2, 5.500%, 7/01/39	7/18 at 100.00	AA+	$288,434
2,020	Total Housing/Single Family			2,076,835

	Long-Term Care – 2.4%

1,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	1,033,650

1,000	Santa Fe, New Mexico, Retirement Facilities Revenue Bonds, EL Castillo Retirement Residences Project, Series 2012, 5.000%, 5/15/42	No Opt. Call	BBB–	1,004,240
2,000	Total Long-Term Care			2,037,890

	Tax Obligation/General – 5.6%

1,295	Albuquerque Municipal School District 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation Bonds, School Building Series 2014A, 4.000%, 8/01/28	8/23 at 100.00	Aa1	1,363,026

1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation Bonds, School Building Series 2015, 5.000%, 9/01/28	9/25 at 100.00	Aa2	1,156,510

1,000	Hobbs Municipal School District 33, Lea County, New Mexico, General Obligation Bonds, School Series 2014A, 5.000%, 9/15/28	9/24 at 100.00	Aa2	1,144,760

1,000	Taos Municipal School District, Taos County, New Mexico, General Obligation Bonds, Refunding Series 2014, 5.000%, 9/01/27	9/24 at 100.00	Aa2	1,149,560
4,295	Total Tax Obligation/General			4,813,856

	Tax Obligation/Limited – 38.2%

600	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2013, 5.000%, 7/01/28	7/23 at 100.00	AAA	679,842

1,195	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	AAA	1,333,477

	Albuquerque, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016C:
1,265	4.000%, 7/01/32	7/26 at 100.00	AAA	1,314,006
500	4.000%, 7/01/34	7/26 at 100.00	AAA	514,035

1,450	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1996B, 5.700%, 4/01/27 – NPFG Insured	No Opt. Call	AAA	1,743,364

480	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	512,122

200	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	194,786

1,000	Clayton, New Mexico, Jail Project Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 11/01/29	11/25 at 100.00	AA–	1,096,900

600	Colfax County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015, 4.000%, 8/01/35 – BAM Insured	8/24 at 100.00	AA	634,908

1,000	Curry County, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Series 2014, 5.000%, 12/01/36 – BAM Insured	12/24 at 100.00	AA	1,098,050

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
900	5.000%, 1/01/31	1/22 at 100.00	A	944,820
500	5.250%, 1/01/36	1/22 at 100.00	A	525,905

1,575	Los Alamos County Incorporated, New Mexico, Gross Receipts Tax Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	AA+	1,769,056

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$865	Los Lunas, Valencia County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2016, 3.000%, 4/01/41	4/26 at 100.00	AA	$708,582

810	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.000%, 10/01/33	10/23 at 100.00	N/R	848,208

1,000	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Refunding Series 2016, 4.000%, 10/01/37 – BAM Insured	10/26 at 100.00	AA	1,012,140

2,320	New Mexico Finance Authority, State Transportation Revenue Bonds, State Transportation Commission Series 2014A, 5.000%, 6/15/32	6/24 at 100.00	AA	2,611,067

1,015	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2015B, 5.000%, 6/15/33	No Opt. Call	A+	1,114,429

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,784,560

	Santa Fe County, New Mexico, Gross Receipts Tax Revenue Bonds, Capital Outlay Series 2010A:
1,095	5.000%, 6/01/24	6/20 at 100.00	AA	1,214,881
1,255	5.000%, 6/01/25	6/20 at 100.00	AA	1,392,397

1,000	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Improvement Series 2014, 5.000%, 6/01/29	6/24 at 100.00	AA+	1,137,320

1,000	Santa Fe, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding & Improvement Series 2012A, 5.000%, 6/01/26	6/21 at 100.00	AA+	1,120,980

600	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.750%, 10/01/38	10/18 at 100.00	N/R	575,772

1,000	Ventana West Public Improvement District, New Mexico, Special Levy Revenue Bonds, Refunding Series 2015, 4.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	976,150

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	2,122,320

500	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	No Opt. Call	N/R	518,080

500	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40	5/20 at 103.00	N/R	511,410
30,225	Total Tax Obligation/Limited			33,009,567

	Transportation – 0.1%

110	Virgin Islands Port Authority, Marine Revenue Bonds, Refunding Series 2014B, 5.000%, 9/01/44	9/24 at 100.00	BBB+	118,594

	U.S. Guaranteed – 9.9% (4)

3,000	Albuquerque Bernalillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2008A, 5.000%, 7/01/33 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	3,182,460

445	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2007, 7.000%, 10/01/37 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	467,628

	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2008A:
650	6.375%, 8/01/32 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	704,529
1,370	6.375%, 8/01/32 (Pre-refunded 8/01/18)	8/18 at 100.00	AA (4)	1,484,929

290	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Pre-refunded 1/01/17) (Alternative Minimum Tax)	1/17 at 100.00	AA+ (4)	291,676

NUVEEN	41

Nuveen New Mexico Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

$330	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Pre-refunded 1/01/17) (Alternative Minimum Tax)	1/17 at 100.00	AA+ (4)	$330,066

1,000	Santa Fe, New Mexico Water Utility System Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009, 5.000%, 6/01/27 (Pre-refunded 6/01/19)	6/19 at 100.00	AAA	1,088,280

1,000	University of New Mexico, Revenue Bonds, System Improvement Subordinated Lien Series 2007A, 5.000%, 6/01/25 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (4)	1,020,970
8,085	Total U.S. Guaranteed			8,570,538

	Utilities – 3.9%

1,100	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB+	1,215,148

1,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA	1,086,570

1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)	8/19 at 100.00	Aa3	1,082,370
3,100	Total Utilities			3,384,088

	Water and Sewer – 11.3%

1,000	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding & Improvement Senior Lien Series 2015, 5.000%, 7/01/32	7/25 at 100.00	AA+	1,134,980

805	Albuquerque Benralillo County Water Utility Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 7/01/26	7/24 at 100.00	AA+	931,538

1,170	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A–	1,257,539

1,125	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/15/31	6/25 at 100.00	AA+	1,279,789

1,415	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Refunding Senior Lien Series 2016C, 4.000%, 6/01/36	6/26 at 100.00	AAA	1,446,470

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2007E, 5.000%, 6/01/29 – NPFG Insured	6/17 at 100.00	AAA	1,017,140

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Senior Lien Series 2016F, 5.000%, 6/01/41 (WI/DD, Settling 12/14/16)	6/26 at 100.00	AAA	1,123,370

1,500	Santa Fe, New Mexico, Water Utility System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/39	6/26 at 100.00	AAA	1,535,775
9,015	Total Water and Sewer			9,726,601
$76,255	Total Long-Term Investments (cost $80,458,142)			82,379,798

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.7%

	MUNICIPAL BONDS – 1.7%

	Tax Obligation/Limited – 1.7%

$1,500	New Mexico Finance Authority, State Transportation Revenue Bonds, Refunding Subordinate Lien, Variable Rate Demand Obligations, Series 2008A-1, 0.510%, 6/15/24 (5)	2/17 at 100.00	A-1+	$1,500,000
$1,500	Total Short-Term Investments (cost $1,500,000)			1,500,000
	Total Investments (cost $81,958,142) – 97.1%			83,879,798
	Other Assets Less Liabilities – 2.9%			2,528,423
	Net Assets – 100%			$86,408,221

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	43

Statement of

Assets and Liabilities	November 30, 2016 (Unaudited)

	Arizona	Colorado	New Mexico
Assets
Long-term investments, at value (cost $111,661,050, $204,200,102 and $80,458,142, respectively)	$112,320,664	$206,879,511	$82,379,798
Short-term investments, at value (cost approximates value)	—	3,840,000	1,500,000
Cash	1,641,457	645,442	2,321,375
Receivable for:
Interest	1,936,832	3,230,521	1,361,677
Investments sold	4,940,192	1,116,174	—
Shares sold	239,191	725,852	247,011
Other assets	9,522	4,163	4,876
Total assets	121,087,858	216,441,663	87,814,737
Liabilities
Floating rate obligations	845,000	—	—
Payable for:
Dividends	100,268	124,274	50,000
Investments purchased	3,119,032	968,127	1,123,370
Shares redeemed	207,019	445,396	132,136
Accrued expenses:
Management fees	50,474	92,898	37,047
Trustees fees	1,221	2,288	950
12b-1 distribution and service fees	16,436	33,681	17,446
Other	56,118	78,132	45,567
Total Liabilities	4,395,568	1,744,796	1,406,516
Net assets	$116,692,290	$214,696,867	$86,408,221
Class A Shares
Net assets	$52,104,028	$93,812,782	$51,332,431
Shares outstanding	4,966,738	8,974,666	5,047,016
Net asset value (“NAV”) per share	$10.49	$10.45	$10.17
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$10.95	$10.91	$10.62
Class C Shares
Net assets	$4,238,284	$12,617,694	$3,362,604
Shares outstanding	404,174	1,210,683	330,208
NAV and offering price per share	$10.49	$10.42	$10.18
Class C2 Shares
Net assets	$6,104,091	$9,713,496	$9,490,230
Shares outstanding	581,898	931,775	932,917
NAV and offering price per share	$10.49	$10.42	$10.17
Class I Shares
Net assets	$54,245,887	$98,552,895	$22,222,956
Shares outstanding	5,157,347	9,440,255	2,172,587
NAV and offering price per share	$10.52	$10.44	$10.23
Net assets consist of:
Capital paid-in	$119,395,365	$213,804,229	$86,799,522
Undistributed (Over-distribution of) net investment income	65,927	(28,773)	(21,568)
Accumulated net realized gain (loss)	(3,428,616)	(1,757,998)	(2,291,389)
Net unrealized appreciation (depreciation)	659,614	2,679,409	1,921,656
Net assets	$116,692,290	$214,696,867	$86,408,221
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

44	NUVEEN

Statement of

Operations	Six Months Ended November 30, 2016 (Unaudited)

	Arizona	Colorado	New Mexico
Investment Income	$2,069,495	$4,189,327	$1,661,464
Expenses
Management fees	294,639	556,912	226,804
12b-1 service fees – Class A Shares	52,543	94,091	53,467
12b-1 distibution and service fees – Class C Shares	20,950	59,530	15,005
12b-1 distibution and service fees – Class C2 Shares	25,618	39,321	38,448
Shareholder servicing agent fees	16,225	37,052	12,897
Interest expense	4,781	—	—
Custodian fees	20,515	28,129	16,767
Trustees fees	1,647	3,107	1,298
Professional fees	17,179	19,959	16,533
Shareholder reporting expenses	8,391	13,729	7,581
Federal and state registration fees	8,887	6,257	3,932
Other	7,538	6,173	3,360
Total expenses	478,913	864,260	396,092
Net investment income (loss)	1,590,582	3,325,067	1,265,372
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(80,845)	(334,090)	(546)
Change in net unrealized appreciation (depreciation) of investments	(5,980,336)	(11,682,398)	(4,111,579)
Net realized and unrealized gain (loss)	(6,061,181)	(12,016,488)	(4,112,125)
Net increase (decrease) in net assets from operations	$(4,470,599)	$(8,691,421)	$(2,846,753)

See accompanying notes to financial statements.

NUVEEN	45

Statement of

Changes in Net Assets	(Unaudited)

	Arizona		Colorado		New Mexico
	Six Months Ended 11/30/16	Year Ended 5/31/16	Six Months Ended 11/30/16	Year Ended 5/31/16	Six Months Ended 11/30/16		Year Ended 5/31/16
Operations
Net investment income (loss)	$1,590,582	$3,133,713	$3,325,067	$5,672,751	$1,265,372		$2,462,262
Net realized gain (loss) from investments	(80,845)	296,996	(334,090)	22,426	(546)		160,531
Change in net unrealized appreciation (depreciation) of investments	(5,980,336)	2,408,747	(11,682,398)	5,429,992	(4,111,579)		1,757,850
Net increase (decrease) in net assets from operations	(4,470,599)	5,839,456	(8,691,421)	11,125,169	(2,846,753)		4,380,643
Distributions to Shareholders
From net investment income:
Class A Shares	(736,988)	(1,567,606)	(1,457,639)	(2,575,285)	(801,460)		(1,589,975)
Class C Shares	(41,565)	(50,043)	(135,980)	(128,585)	(32,903)		(49,288)
Class C2 Shares	(77,586)	(196,631)	(132,960)	(315,797)	(127,837)		(315,344)
Class I Shares	(775,039)	(1,346,386)	(1,629,676)	(2,882,375)	(353,541)		(561,148)
Decrease in net assets from distributions to shareholders	(1,631,178)	(3,160,666)	(3,356,255)	(5,902,042)	(1,315,741)		(2,515,755)
Fund Share Transactions
Proceeds from sale of shares	22,376,066	21,905,279	39,112,690	73,007,365	8,566,056		15,366,535
Proceeds from shares issued to shareholders due to reinvestment of distributions	998,600	1,957,851	2,590,005	4,323,496	1,001,519		1,956,569
	23,374,666	23,863,130	41,702,695	77,330,861	9,567,575		17,323,104
Cost of shares redeemed	(7,280,474)	(11,334,836)	(15,572,096)	(23,980,005)	(6,246,045)		(13,604,161)
Net increase (decrease) in net assets from Fund share transactions	16,094,192	12,528,294	26,130,599	53,350,856	3,321,530		3,718,943
Net increase (decrease) in net assets	9,992,415	15,207,084	14,082,923	58,573,983	(840,964)		5,583,831
Net assets at the beginning of period	106,699,875	91,492,791	200,613,944	142,039,961	87,249,185		81,665,354
Net assets at the end of period	$116,692,290	$106,699,875	$214,696,867	$200,613,944	$86,408,221		$87,249,185
Undistributed (Over-distribution of) net investment income at the end of period	$65,927	$106,523	$(28,773)	$2,415	$(21,568	) $	28,801

See accompanying notes to financial statements.

46	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	47

Financial

Highlights (Unaudited)

Arizona

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2017(e)	$11.03	$0.15	$(0.53)	$(0.38)	$(0.16)	$—	$(0.16)	$10.49
2016	10.73	0.35	0.30	0.65	(0.35)	—	(0.35)	11.03
2015	10.68	0.39	0.05	0.44	(0.39)	—	(0.39)	10.73
2014	10.97	0.42	(0.29)	0.13	(0.42)	—	(0.42)	10.68
2013	11.03	0.43	(0.06)	0.37	(0.43)	—	(0.43)	10.97
2012	10.27	0.44	0.76	1.20	(0.44)	—	(0.44)	11.03
Class C (02/14)
2017(e)	11.02	0.11	(0.53)	(0.42)	(0.11)	—	(0.11)	10.49
2016	10.73	0.26	0.29	0.55	(0.26)	—	(0.26)	11.02
2015	10.68	0.29	0.06	0.35	(0.30)	—	(0.30)	10.73
2014(f)	10.42	0.04	0.32	0.36	(0.10)	—	(0.10)	10.68
Class C2 (02/94)(g)
2017(e)	11.03	0.12	(0.53)	(0.41)	(0.13)	—	(0.13)	10.49
2016	10.73	0.29	0.30	0.59	(0.29)	—	(0.29)	11.03
2015	10.68	0.33	0.05	0.38	(0.33)	—	(0.33)	10.73
2014	10.97	0.36	(0.29)	0.07	(0.36)	—	(0.36)	10.68
2013	11.02	0.36	(0.05)	0.31	(0.36)	—	(0.36)	10.97
2012	10.26	0.38	0.76	1.14	(0.38)	—	(0.38)	11.02
Class I (02/97)
2017(e)	11.06	0.16	(0.53)	(0.37)	(0.17)	—	(0.17)	10.52
2016	10.76	0.37	0.30	0.67	(0.37)	—	(0.37)	11.06
2015	10.70	0.41	0.06	0.47	(0.41)	—	(0.41)	10.76
2014	10.99	0.44	(0.29)	0.15	(0.44)	—	(0.44)	10.70
2013	11.04	0.45	(0.05)	0.40	(0.45)	—	(0.45)	10.99
2012	10.27	0.46	0.77	1.23	(0.46)	—	(0.46)	11.04

48	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.54)%	$52,104	0.86	%*	0.85	%*	2.73	%*	8%
6.20	50,521	0.87		0.86		3.23		9
4.16	46,518	0.87		0.86		3.61		14
1.36	42,382	0.89		0.88		3.99		10
3.36	49,239	0.88		0.87		3.84		3
11.96	45,209	0.90		0.90		4.10		4

(3.85)	4,238	1.66	*	1.65	*	1.92	*	8
5.23	3,287	1.67		1.66		2.37		9
3.32	1,389	1.67		1.66		2.65		14
3.47	93	1.69	*	1.68	*	3.06	*	10

(3.81)	6,104	1.41	*	1.40	*	2.19	*	8
5.62	7,032	1.42		1.41		2.69		9
3.58	7,453	1.42		1.41		3.07		14
0.77	9,138	1.44		1.43		3.44		10
2.85	11,637	1.42		1.41		3.29		3
11.34	9,677	1.45		1.45		3.55		4

(3.44)	54,246	0.66	*	0.65	*	2.93	*	8
6.36	45,861	0.67		0.66		3.42		9
4.42	36,133	0.67		0.66		3.80		14
1.53	25,458	0.69		0.68		4.18		10
3.61	27,398	0.68		0.67		4.04		3
12.24	19,968	0.70		0.70		4.30		4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2016.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	49

Financial Highlights (Unaudited) (continued)

Colorado

Selected data for a share outstanding throughout each period

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/87)
2017(f)	$11.03	$0.17	$(0.58)	$(0.41)	$(0.17)	$—	$(0.17)	$10.45
2016	10.70	0.37	0.35	0.72	(0.39)	—	(0.39)	11.03
2015	10.63	0.40	0.08	0.48	(0.41)	—	(0.41)	10.70
2014	10.70	0.42	(0.09)	0.33	(0.40)	—	(0.40)	10.63
2013	10.66	0.40	0.04	0.44	(0.40)	—	(0.40)	10.70
2012	9.89	0.42	0.78	1.20	(0.43)	—	(0.43)	10.66
Class C (02/14)
2017(f)	11.00	0.12	(0.57)	(0.45)	(0.13)	—	(0.13)	10.42
2016	10.67	0.27	0.36	0.63	(0.30)	—	(0.30)	11.00
2015	10.60	0.30	0.09	0.39	(0.32)	—	(0.32)	10.67
2014(g)	10.26	0.06	0.38	0.44	(0.10)	—	(0.10)	10.60
Class C2 (02/97)(h)
2017(f)	11.00	0.14	(0.58)	(0.44)	(0.14)	—	(0.14)	10.42
2016	10.67	0.31	0.35	0.66	(0.33)	—	(0.33)	11.00
2015	10.60	0.34	0.08	0.42	(0.35)	—	(0.35)	10.67
2014	10.66	0.36	(0.08)	0.28	(0.34)	—	(0.34)	10.60
2013	10.63	0.34	0.03	0.37	(0.34)	—	(0.34)	10.66
2012	9.86	0.37	0.78	1.15	(0.38)	—	(0.38)	10.63
Class I (02/97)
2017(f)	11.02	0.18	(0.58)	(0.40)	(0.18)	—	(0.18)	10.44
2016	10.68	0.39	0.35	0.74	(0.40)	—	(0.40)	11.02
2015	10.61	0.42	0.07	0.49	(0.42)	—	(0.42)	10.68
2014	10.67	0.44	(0.08)	0.36	(0.42)	—	(0.42)	10.61
2013	10.64	0.42	0.03	0.45	(0.42)	—	(0.42)	10.67
2012	9.86	0.44	0.79	1.23	(0.45)	—	(0.45)	10.64

50	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.77)%	$93,813	0.82	%*	0.82	%*	3.05	%*	0.82	%*	0.82	%*	3.05	%*	5%
6.79	87,255	0.84		0.84		3.39		0.84		0.84		3.39		6
4.52	61,292	0.86		0.86		3.71		0.86		0.86		3.71		8
3.27	51,042	0.87		0.87		4.11		0.87		0.87		4.11		12
4.17	59,700	0.86		0.86		3.73		0.86		0.86		3.73		6
12.40	54,622	0.94		0.94		4.10		0.94		0.94		4.11		5

(4.17)	12,618	1.62	*	1.62	*	2.24	*	1.62	*	1.62	*	2.24	*	5
5.93	9,640	1.64		1.64		2.51		1.64		1.64		2.51		6
3.69	2,382	1.65		1.65		2.80		1.65		1.65		2.80		8
4.27	481	1.64	*	1.64	*	3.05	*	1.64	*	1.64	*	3.05	*	12

(3.97)	9,713	1.37	*	1.37	*	2.51	*	1.37	*	1.37	*	2.51	*	5
6.23	10,639	1.39		1.39		2.86		1.39		1.39		2.86		6
3.95	10,561	1.41		1.41		3.18		1.41		1.41		3.18		8
2.77	11,744	1.42		1.42		3.56		1.42		1.42		3.56		12
3.51	16,227	1.41		1.41		3.16		1.41		1.41		3.16		6
11.83	11,514	1.50		1.50		3.57		1.49		1.49		3.57		5

(3.69)	98,553	0.62	*	0.62	*	3.26	*	0.62	*	0.62	*	3.26	*	5
7.08	93,080	0.64		0.64		3.59		0.64		0.64		3.59		6
4.71	67,805	0.66		0.66		3.90		0.66		0.66		3.90		8
3.55	47,018	0.66		0.66		4.30		0.66		0.66		4.30		12
4.25	63,242	0.66		0.66		3.93		0.66		0.66		3.93		6
12.73	52,110	0.72		0.72		4.18		0.72		0.72		4.19		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended November 30, 2016.
(g)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	51

Financial Highlights (Unaudited) (continued)

New Mexico

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/92)
2017(e)	$10.66	$0.15	$(0.48)	$(0.33)	$(0.16)	$—	$(0.16)	$10.17
2016	10.42	0.32	0.25	0.57	(0.33)	—	(0.33)	10.66
2015	10.41	0.34	— **	0.34	(0.33)	—	(0.33)	10.42
2014	10.71	0.35	(0.31)	0.04	(0.34)	—	(0.34)	10.41
2013	10.85	0.36	(0.15)	0.21	(0.35)	—	(0.35)	10.71
2012	10.19	0.37	0.67	1.04	(0.38)	—	(0.38)	10.85
Class C (02/14)
2017(e)	10.67	0.11	(0.48)	(0.37)	(0.12)	—	(0.12)	10.18
2016	10.43	0.24	0.25	0.49	(0.25)	—	(0.25)	10.67
2015	10.42	0.25	0.01	0.26	(0.25)	—	(0.25)	10.43
2014(f)	10.17	0.02	0.30	0.32	(0.07)	—	(0.07)	10.42
Class C2 (02/97)(g)
2017(e)	10.66	0.13	(0.49)	(0.36)	(0.13)	—	(0.13)	10.17
2016	10.43	0.27	0.24	0.51	(0.28)	—	(0.28)	10.66
2015	10.42	0.28	0.01	0.29	(0.28)	—	(0.28)	10.43
2014	10.72	0.29	(0.31)	(0.02)	(0.28)	—	(0.28)	10.42
2013	10.86	0.30	(0.14)	0.16	(0.30)	—	(0.30)	10.72
2012	10.20	0.32	0.67	0.99	(0.33)	—	(0.33)	10.86
Class I (02/97)
2017(e)	10.72	0.17	(0.49)	(0.32)	(0.17)	—	(0.17)	10.23
2016	10.48	0.35	0.24	0.59	(0.35)	—	(0.35)	10.72
2015	10.47	0.36	— **	0.36	(0.35)	—	(0.35)	10.48
2014	10.78	0.37	(0.32)	0.05	(0.36)	—	(0.36)	10.47
2013	10.91	0.38	(0.14)	0.24	(0.37)	—	(0.37)	10.78
2012	10.25	0.40	0.66	1.06	(0.40)	—	(0.40)	10.91

52	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(3.15)%	$51,332	0.85	%*	0.85	%*	2.89	%*	5%
5.55	52,931	0.87		0.87		3.08		9
3.29	50,356	0.84		0.84		3.23		19
0.48	50,336	0.86		0.86		3.42		17
1.93	56,335	0.84		0.84		3.26		7
10.39	55,040	0.88		0.88		3.55		15

(3.53)	3,363	1.65	*	1.65	*	2.07	*	5
4.71	2,762	1.66		1.66		2.25		9
2.47	1,468	1.64		1.64		2.35		19
3.20	396	1.65	*	1.65	*	2.29	*	17

(3.39)	9,490	1.40	*	1.40	*	2.34	*	5
4.91	10,969	1.42		1.42		2.54		9
2.76	13,539	1.39		1.39		2.69		19
(0.05)	17,850	1.41		1.41		2.88		17
1.43	27,167	1.39		1.39		2.71		7
9.81	25,046	1.43		1.43		2.99		15

(3.02)	22,223	0.65	*	0.65	*	3.09	*	5
5.75	20,587	0.66		0.66		3.27		9
3.51	16,302	0.64		0.64		3.43		19
0.62	14,421	0.66		0.66		3.59		17
2.24	13,720	0.64		0.64		3.46		7
10.57	13,392	0.68		0.68		3.73		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended November 30, 2016.
(f)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	53

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (each a “Fund” and collectively, the “Funds”), as diversified Funds for Arizona and Colorado, non-diversified Fund for New Mexico, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is November 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principals generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Arizona	Colorado	New Mexico
Outstanding when-issued/delayed delivery purchase commitments	$1,148,480	$—	$1,123,370

Investment Income

Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

54	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	55

Notes to Financial Statements (Unaudited) (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Arizona	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$112,320,664	$—	$112,320,664

Colorado
Long-Term Investments*:
Municipal Bonds	$—	$206,879,511	$—	$206,879,511
Short-Term Investments*:
Municipal Bonds	—	3,840,000	—	3,840,000
Total	$—	$210,719,511	$—	$210,719,511

New Mexico
Long-Term Investments*:
Municipal Bonds	$—	$82,379,798	$—	$82,379,798
Short-Term Investments*:
Municipal Bonds	—	1,500,000	—	1,500,000
Total	$—	$83,879,798	$—	$83,879,798
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

56	NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an“ Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related

NUVEEN	57

Notes to Financial Statements (Unaudited) (continued)

borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Arizona	Colorado	New Mexico
Floating rate obligations: self-deposited Inverse Floaters	$845,000	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$—	$—

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	Arizona	Colorado	New Mexico
Average floating rate obligations outstanding	$845,000	$—	$—
Average annual interest rate and fees	1.13%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	Arizona	Colorado	New Mexico
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$845,000	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	—
Total	$845,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

58	NUVEEN

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 11/30/16		Year Ended 5/31/16
Arizona	Shares	Amount	Shares	Amount
Shares sold:
Class A	587,354	$6,482,580	560,771	$6,076,320
Class C	156,671	1,736,668	192,936	2,095,363
Class C2	1,039	11,455	6,578	71,628
Class I	1,274,914	14,145,363	1,255,765	13,661,968
Shares issued to shareholders due to reinvestment of distributions:
Class A	45,994	505,733	102,535	1,110,927
Class C	3,562	39,108	4,359	47,317
Class C2	4,643	51,101	12,041	130,392
Class I	36,606	402,658	61,567	669,215
	2,110,783	23,374,666	2,196,552	23,863,130
Shares redeemed:
Class A	(248,149)	(2,724,641)	(415,434)	(4,492,699)
Class C	(54,251)	(587,302)	(28,576)	(309,250)
Class C2	(61,474)	(672,048)	(75,307)	(816,772)
Class I	(302,379)	(3,296,483)	(527,896)	(5,716,115)
	(666,253)	(7,280,474)	(1,047,213)	(11,334,836)
Net increase (decrease)	1,444,530	$16,094,192	1,149,339	$12,528,294

NUVEEN	59

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/16		Year Ended 5/31/16
Colorado	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,580,050	$17,487,130	2,869,901	$31,147,509
Class C	419,289	4,633,394	680,906	7,391,157
Class C2	4,637	50,117	9,821	106,401
Class I	1,536,277	16,942,049	3,171,443	34,362,298
Shares issued to shareholders due to reinvestment of distributions:
Class A	125,635	1,380,620	221,687	2,405,609
Class C	11,928	130,487	10,839	117,655
Class C2	10,310	113,134	24,160	261,226
Class I	88,041	965,764	142,036	1,539,006
	3,776,167	41,702,695	7,130,793	77,330,861
Shares redeemed:
Class A	(639,692)	(7,022,038)	(909,204)	(9,857,349)
Class C	(96,882)	(1,045,957)	(38,675)	(418,239)
Class C2	(50,172)	(554,263)	(56,382)	(606,108)
Class I	(632,708)	(6,949,838)	(1,210,780)	(13,098,309)
	(1,419,454)	(15,572,096)	(2,215,041)	(23,980,005)
Net increase (decrease)	2,356,713	$26,130,599	4,915,752	$53,350,856

	Six Months Ended 11/30/16		Year Ended 5/31/16
New Mexico	Shares	Amount	Shares	Amount
Shares sold:
Class A	218,727	$2,328,731	665,994	$7,034,801
Class C	99,314	1,060,106	139,981	1,471,276
Class C2	2,195	23,302	2,561	27,009
Class I	481,022	5,153,917	643,828	6,833,449
Shares issued to shareholders due to reinvestment of distributions:
Class A	63,583	674,345	124,704	1,312,469
Class C	2,478	26,250	4,004	42,241
Class C2	9,145	97,021	25,818	271,685
Class I	19,133	203,903	31,175	330,174
	895,597	9,567,575	1,638,065	17,323,104
Shares redeemed:
Class A	(200,432)	(2,126,330)	(659,354)	(6,940,413)
Class C	(30,353)	(326,049)	(25,922)	(271,865)
Class C2	(106,995)	(1,145,773)	(298,508)	(3,131,931)
Class I	(247,676)	(2,647,893)	(310,589)	(3,259,952)
	(585,456)	(6,246,045)	(1,294,373)	(13,604,161)
Net increase (decrease)	310,141	$3,321,530	343,692	$3,718,943

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Arizona	Colorado	New Mexico
Purchases	$24,514,590	$38,171,272	$4,490,831
Sales and maturities	8,871,167	9,830,191	4,015,000

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

60	NUVEEN

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$110,596,984	$207,981,682	$81,957,596
Gross unrealized:
Appreciation	$3,068,178	$6,884,905	$2,917,932
Depreciation	(2,189,829)	(4,147,076)	(995,730)
Net unrealized appreciation (depreciation) of investments	$878,349	$2,737,829	$1,922,202

Permanent differences, primarily due to taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2016, the Funds’ last tax year end, as follows:

	Arizona	Colorado	New Mexico
Capital paid-in	$—	$(105,237)	$(1)
Undistributed (Over-distribution of) net investment income	(1,214)	(21,130)	(168)
Accumulated net realized gain (loss)	1,214	126,367	169

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2016, the Funds’ last tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income[1]	$147,250	$477,415	$247,639
Undistributed net ordinary income[2]	26,039	—	—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2016 through May 31, 2016, and paid on June 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income[3]	$3,132,454	$5,810,489	$2,508,273
Distributions from net ordinary income[2]	15,713	—	—
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2016, as Exempt Interest Dividends.

As of May 31, 2016, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Arizona	Colorado	New Mexico
Expiration:
May 31, 2017	$—	$214,504	$57,864
May 31, 2018	1,053,409	—	—
Not subject to expiration	2,324,547	1,207,907	2,232,979
Total	$3,377,956	$1,422,411	$2,290,843

As of May 31, 2016, the Funds’ last tax year end, $105,238 of Colorado’s capital loss carryforward expired.

NUVEEN	61

Notes to Financial Statements (Unaudited) (continued)

During the Funds’ last tax year ended May 31, 2016, the Funds utilized capital loss carryforwards as follows:

	Arizona	Colorado	New Mexico
Utilized capital loss carryforwards	$298,210	$43,994	$160,700

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:

Average Daily Net Assets	Arizona	Colorado	New Mexico
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2016, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee
Arizona	0.1621%
Colorado	0.1717
New Mexico	0.1621

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the

62	NUVEEN

Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investment sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	Arizona	New Mexico
Purchases	$1,829,555	$259,338
Sales	—	—

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected	$75,851	$287,056	$23,978
Paid to financial intermediaries	69,470	248,147	20,519

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances	$157,454	$90,852	$10,505

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained	$13,140	$43,887	$7,006

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Arizona	Colorado	New Mexico
CDSC retained	$769	$9,082	$3,863

8. Borrowings Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of

NUVEEN	63

Notes to Financial Statements (Unaudited) (continued)

Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. Subsequent Events

Borrowings Arrangements

Uncommitted Line of Credit

On December 31, 2016, the following Fund borrowed the following amount from the Unsecured Credit Line at an annualized rate of 2.02% on their respective outstanding balance.

Colorado
Outstanding balance at December 31, 2016	$96,692

64	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	65

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

66	NUVEEN

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	67

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS2-1116P        22030-INV-B-01/18

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report November 30, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class I

Nuveen Maryland Municipal Bond Fund	NMDAX	NACCX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPCCX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	FVCCX	FVACX	NMVAX

Life is Complex.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy’s strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year wound down, 2016 looked on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.

A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy “normalization” by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed’s intentions since then has been a strong influence on the markets throughout 2016. After remaining on hold for a year, the Fed judged that the economy’s modest growth, the return to “full” employment and an uptick in inflation were sufficient to raise the target rate at the December 2016 meeting.

The global economy stayed on a path of low growth overall. Some concerns eased in 2016: China managed a gradual slowdown, stabilizing commodity prices provided some relief to emerging markets and the U.K. and eurozone economies held steady despite the U.K.’s surprise vote to leave the European Union. However, other uncertainties have surfaced. The threat of protectionism and potential trade wars has risen amid the populist sentiment underscoring the Brexit majority and the election of Donald Trump, as well as appearing in campaign rhetoric across Europe as elections loom in 2017. Moreover, there are growing concerns that global central banks’ unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently at or near zero across the developed world and only slightly higher than that in the U.S.; nonetheless, growth has remained subdued.

Since the election, U.S. stocks have rallied strongly on expectations that the Republican controlled Congress and Trump administration will pursue more business friendly policies. But the details have yet to be seen. Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook (not just in the U.S. but also in Europe), we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

January 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Maryland Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Portfolio managers Stephen J. Candido, CFA, and Paul L. Brennan, CFA, review key investment strategies and the performance of the Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund. Stephen has managed the Maryland and Virginia Funds since May 2016 and Paul has managed the Pennsylvania Fund since 2011.

How did the Funds perform during the six-month reporting period ended November 30, 2016?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the applicable six-month, one-year, five-year, ten-year and since-inception periods ended November 30, 2016. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the six-month reporting period, the Class A Shares at NAV of the Pennsylvania and Virginia Funds underperformed the S&P Municipal Bond Index as well as their respective Lipper classification averages. The Maryland Fund performed in line with the S&P Municipal Bond Index while lagging its Lipper classification average.

What strategies were used to manage the Funds during the reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by NAM. Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Maryland Municipal Bond Fund

The Nuveen Maryland Municipal Bond Fund’s Class A Shares at NAV performed in line with the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016. Duration positioning detracted from relative performance. With its duration longer than that of the index, the Fund was more exposed to the negative effects of rising interest rates. In particular, our allocation to interest rate sensitive zero-coupon bonds hampered results. A partly offsetting positive, however, was the Fund’s overweighting in the outperforming zero- to two-year duration segment and an underweighting in the lagging eight- to ten-year duration bond.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Credit positioning detracted from the Fund’s performance, especially related to overweightings in bonds rated BBB and A, the two lowest credit tiers in the investment grade universe. An overweighting in B rated issues, mostly tobacco bonds, also hurt results. In contrast, increased exposure to non-rated bonds was helpful, given their relative outperformance.

On a sector basis, the Fund benefited from its overweighting in pre-refunded bonds, which made up 11% of the Fund and outperformed as a whole. Several portfolio positions were pre-refunded, generating a significant one-time boost in price as the securities saw their credit quality upgraded. These pre-refundings included bonds for a Charlestown Community Issue for a continuing care retirement facility and Maryland Institute College of Art.

Individual security selection also added value, which included 3.4% of the Fund invested in Puerto Rico bonds, which are mostly insured. The territory bonds performed well following the June passage of the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was federal legislation to help stabilize the U.S. territory’s financial position. Elsewhere, the Fund benefited from its holding in McDaniel College bonds, which were called at their face value this reporting period.

The Fund continued to hold a small equity position in American Airlines Group Inc. We acquired these shares several years ago when as a result of its merger with US Airways, the airline company emerged from bankruptcy protection and converted its unsecured private activity municipal bonds to stock. Given generally limited issuance of attractively valued credit opportunities in the Maryland marketplace, we continued to hold this stock, which worked out in light of its strong gain during the reporting period.

Frequent bond calls this reporting period left us with proceeds requiring reinvestment. We put these proceeds to work in newer securities offering better yields. During the summer months early in the reporting period, when rates were low and investment opportunities limited, we bought shorter dated bonds as placeholders until we could add more desirable longer dated, higher yielding issues. These opportunities increased, after rates had risen and we were able to add a number of suitable positions.

Notable portfolio additions at this time included Maryland Stadium Authority bonds issued for the Baltimore City Public Schools, transportation bonds for the Purple Line rail project, a proposed 16-mile light-rail line connecting Montgomery and Prince George’s counties; Maryland Institute College of Art, which we previously owned. Other purchases included liquid out-of-state bonds offering attractive yields at times of scarce Maryland issuance. These included a small stake in New York Transportation Development Corporation American Airlines/JFK International Airport project bonds, New York tobacco bonds purchased at a discount and secured First Energy Solutions bonds, an energy producer. First Energy announced financial difficulties and possible debt restructuring causing a drop in bond prices, but we believe the secured bonds are in a good position for a strong recovery.

During the reporting period, we took advantage of unusual market conditions to acquire variable rate demand notes (VRDNs). In the weeks before a financial industry rule change in October 2016, yields on these extremely short-term fixed-income investments rose to unusual levels. We believed these securities offered an attractive yield coupled with minimal credit risk and they also kept the Fund fully invested as we awaited new Maryland purchase opportunities.

Our limited sales activity during this reporting period involved exchanging existing portfolio positions for newer bonds offering better yields at a comparable level of risk. We also eliminated nearly all of the Fund’s exposure to uninsured debt of the U.S. Virgin Islands, a U.S. territory whose credit quality we saw as increasingly risky. Similarly, we sold some zero-coupon Puerto Rico tobacco-securitization debt at a price we found attractive.

Nuveen Pennsylvania Municipal Bond Fund

The Nuveen Pennsylvania Municipal Bond Fund’s Class A Shares at NAV underperformed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016.

Relative to the benchmark, the Fund’s duration and yield curve positioning hurt performance, given the significant increase in interest rates that took place later in the reporting period. Rates on longer bonds saw the biggest price declines, which made our relative overweighting in this portion of the yield curve detrimental.

The other primary performance negative came from our exposure to the bonds of energy producer FirstEnergy Solutions, which unexpectedly announced financial difficulties and a possible future debt restructuring. Investors reacted poorly to this news, causing the bonds’ prices to drop meaningfully. In light of this price decline, which we saw as a market overreaction, we added to our investment in FirstEnergy.

6	NUVEEN

On the positive side, credit quality positioning added value, with favorable results seen among our exposure to bonds rated A and BBB. The Fund also benefited from being overweighted in pre-refunded bonds, which made up approximately 12% of the portfolio at period end, up from about 7% six months earlier. Because of these bonds’ short maturities, they fared better relative to the index amid rising long-term rates.

Our management approach emphasized maintaining the Fund’s positioning, which we liked as we entered the reporting period. We generally met this goal, even as healthy new investment inflows and bond calls gave us significant proceeds to reinvest. During the reporting period, the Fund’s credit quality allocations remained basically consistent, while we were able to keep the portfolio’s duration slightly longer than that of the index.

New purchases took place across various sectors, including housing, hospitals, senior living facilities and higher education. Many of the new additions carried lower investment grade credit ratings. In addition to inflows and bond calls, proceeds for these purchases came from selling higher quality, tax-supported general obligation debt, whose performance potential struck us as more limited than the other bonds we were favoring. Also, we took advantage of periodic opportunities to swap portfolio holdings for bonds offering similar structural characteristics but higher yields.

Nuveen Virginia Municipal Bond Fund

The Nuveen Virginia Municipal Bond Fund’s Class A Shares at NAV trailed the S&P Municipal Bond Index for the six-month reporting period ended November 30, 2016.

Duration positioning hampered relative performance. The Fund’s duration began the reporting period longer than the benchmark and modestly increased over time as bonds matured or were called from the portfolio. Accordingly, the portfolio was more exposed to the negative effects of higher interest rates. Most notably, allocations to zero-coupon bonds, which, because of their long durations, were poor performers. Tempering these negative effects, however, was our overweighting in bonds with durations of two to four years, which outperformed the index, and an underweighting in the lagging six- to eight-year duration segment.

The Fund’s credit quality exposure detracted from performance due to the Fund’s overweighting in the B credit rating tier. This category in the index mainly consisted of tobacco bonds, which lagged the market during the reporting period. The Fund’s overweighting in BBB rated bonds also detracted. However, more limited exposure to A rated issues, which similarly lagged the market, added value, as did an overweighting in the non-rated category.

Sector allocation contributed to results, partly due to the effects of an overweighting in pre-refunded bonds, which made up 15% of the Fund and benefited from their short maturities amid rising long-term rates. The Fund’s significant underweighting in local general obligation bonds helped, as these securities lagged the index. In contrast, a large overweighting in transportation debt was detrimental, as these predominantly lower investment grade rated issues lagged.

On an individual security basis, our modest exposure to insured Puerto Rico debt, which made up 1.9% of the Fund, added value, given its relative outperformance. The territorial bonds performed well following the June passage of the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was federal legislation to help stabilize the U.S. territory’s financial position. The Fund continued to hold a small equity position in American Airlines Group Inc. We acquired these shares several years ago when as a result of its merger with US Airways, the airline company emerged from bankruptcy protection and converted its unsecured private activity municipal bonds to stock. We maintained this non-core holding as we continued to look for attractively valued Virginia issues. The Fund also benefited when several holdings in the portfolio were pre-refunded during the reporting period.

During the reporting period, the Fund experienced significant bond call activity. With the proceeds, we periodically were able to reinvest in longer dated issues that allowed us to modestly extend the duration of the portfolio, which was previously at the short end of our target range.

During the reporting period, we took advantage of unusual market conditions to acquire variable rate demand notes (VRDNs). In the weeks before a financial industry rule change in October 2016, yields on these extremely short-term fixed-income investments rose

NUVEEN	7

Portfolio Managers’ Comments (continued)

to unusual levels. We believed these securities offered an attractive yield coupled with minimal credit risk and they also kept the Fund fully invested as we awaited new Virginia purchase opportunities.

We added an out-of-state position in New York Transportation Development Corporation American Airlines/JFK International Airport project bonds and secured First Energy Solutions bonds, an energy supplier which helped us keep the Fund invested at a time of limited supply in the Virginia marketplace. First Energy announced financial difficulties and possible debt restructuring causing a drop in bond prices, but we believe the secured bonds are in a good position for a strong recovery. Other notable additions to the portfolio included tax-exempt Metropolitan Washington Airports Authority revenue bonds and Chesapeake Bay Bridge and Tunnel Bonds.

Our modest selling activity during the reporting period consisted of liquidating some of our uninsured holdings in U.S. Virgin Island bonds and all of our long-duration Puerto Rico tobacco bond positions. We also sold a continuing care retirement community issue that we had purchased earlier in the reporting period and, later on, received a bid for what we viewed as an attractive price.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island’s debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government’s financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.

The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks.

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but may do so in the future. Thus there is an increased risk that the organization acting as each Fund’s pricing service may change, or that the Funds’ pricing service may change its valuation methodology, either of which could have an impact on the net asset value of each Fund’s shares.

8	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds’ use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than their original investment and also increases the Funds’ exposure to volatility and interest rate risk.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2016, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

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10	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The Funds have not borrowed on a longer-term basis for investment purposes, and do not have any plans to do so. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

NUVEEN	11

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Maryland Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.82)%	0.26%	3.17%	3.65%
Class A Shares at maximum Offering Price	(6.91)%	(3.93)%	2.29%	3.20%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Maryland Municipal Debt Funds Classification Average	(1.46)%	1.01%	2.65%	2.87%

Class C2 Shares	(3.10)%	(0.29)%	2.63%	3.09%
Class I Shares	(2.71)%	0.48%	3.39%	3.86%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.21)%	(0.51)%	2.82%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.37)%	0.59%	3.05%	3.79%
Class A Shares at maximum Offering Price	(7.39)%	(3.61)%	2.16%	3.34%
Class C2 Shares	(3.74)%	0.03%	2.49%	3.22%
Class I Shares	(3.35)%	0.81%	3.25%	3.99%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.76)%	(0.19)%	3.07%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.83%	1.63%	1.38%	0.63%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	0.00%

12	NUVEEN

Nuveen Pennsylvania Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.47)%	(0.57)%	3.93%	4.02%
Class A Shares at maximum Offering Price	(8.50)%	(4.78)%	3.05%	3.58%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Pennsylvania Municipal Debt Funds Classification Average	(2.86)%	0.27%	3.45%	3.31%

Class C2 Shares	(4.76)%	(1.07)%	3.38%	3.46%
Class I Shares	(4.31)%	(0.32)%	4.15%	4.23%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.88)%	(1.39)%	2.92%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.23)%	(0.47)%	3.78%	4.18%
Class A Shares at maximum Offering Price	(9.18)%	(4.66)%	2.89%	3.73%
Class C2 Shares	(5.53)%	(1.06)%	3.22%	3.61%
Class I Shares	(5.16)%	(0.31)%	4.00%	4.39%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(5.57)%	(1.20)%	3.22%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.60%	1.36%	0.61%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	0.13%

NUVEEN	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Virginia Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of November 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.58)%	0.10%	3.37%	3.78%
Class A Shares at maximum Offering Price	(7.64)%	(4.12)%	2.49%	3.34%
S&P Municipal Bond Index	(2.82)%	0.48%	3.74%	4.07%
Lipper Virginia Municipal Debt Funds Classification Average	(2.08)%	1.02%	2.90%	2.71%

Class C2 Shares	(3.77)%	(0.35)%	2.83%	3.21%
Class I Shares	(3.51)%	0.35%	3.59%	3.98%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(3.96)%	(0.69)%	2.98%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.10)%	0.47%	3.20%	3.92%
Class A Shares at maximum Offering Price	(8.16)%	(3.75)%	2.32%	3.47%
Class C2 Shares	(4.39)%	(0.17)%	2.64%	3.34%
Class I Shares	(3.95)%	0.63%	3.42%	4.13%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	(4.41)%	(0.32)%	3.22%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.79%	1.59%	1.34%	0.59%

Effective Leverage Ratio as of November 30, 2016

Effective Leverage Ratio	0.00%

14	NUVEEN

Yields as of November 30, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen Maryland Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.92%	2.25%	2.48%	3.27%
SEC 30-Day Yield	2.09%	1.37%	1.63%	2.39%
Taxable-Equivalent Yield (32.0)%[2]	3.07%	2.01%	2.40%	3.51%

Nuveen Pennsylvania Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.24%	2.49%	2.77%	3.56%
SEC 30-Day Yield	2.17%	1.45%	1.71%	2.47%
Taxable-Equivalent Yield (30.2)%[2]	3.11%	2.08%	2.45%	3.54%

Nuveen Virginia Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.76%	2.05%	2.28%	3.06%
SEC 30-Day Yield	1.85%	1.12%	1.37%	2.14%
Taxable-Equivalent Yield (32.1)%[2]	2.72%	1.65%	2.02%	3.15%
1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

NUVEEN	15

Holding

Summaries as of November 30, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Maryland Municipal Bond Fund

Fund Allocation (% of net assets)

Long-Term Municipal Bonds	98.0%
Common Stocks	0.4%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Portfolio Composition (% of total investments)

Health Care	22.3%
Tax Obligation/Limited	16.3%
U.S. Guaranteed	12.9%
Tax Obligation/General	11.4%
Education and Civic Organizations	6.3%
Housing/Multifamily	5.9%
Housing/Single Family	5.6%
Other	19.3%
Total	100%

Bond Credit Quality (% of total investment exposure)

AAA/U.S. Guaranteed	23.8%
AA	28.4%
A	20.5%
BBB	15.7%
BB or Lower	7.0%
N/R (not rated)	4.2%
N/A (not applicable)	0.4%
Total	100%

16	NUVEEN

Nuveen Pennsylvania Municipal Bond Fund

Fund Allocation (% of net assets)

Long-Term Municipal Bonds	99.1%
Other Assets Less Liabilities	0.9%
Net Assets	100%

Portfolio Composition (% of total investments)

Tax Obligation/General	16.9%
Health Care	16.3%
Education and Civic Organizations	13.9%
U.S. Guaranteed	12.1%
Transportation	10.3%
Housing/Single Family	7.2%
Water and Sewer	6.6%
Tax Obligation/Limited	6.0%
Utilities	5.1%
Other	5.6%
Total	100%

Bond Credit Quality (% of total investment exposure)

AAA/U.S. Guaranteed	12.1%
AA	38.8%
A	33.7%
BBB	8.9%
BB or Lower	3.9%
N/R (not rated)	2.6%
Total	100%

NUVEEN	17

Holding Summaries as of November 30, 2016 (continued)

Nuveen Virginia Municipal Bond Fund

Fund Allocation (% of net assets)

Long-Term Municipal Bonds	97.4%
Common Stocks	0.4%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Composition (% of total investments)

Transportation	23.1%
U.S. Guaranteed	16.4%
Tax Obligation/Limited	14.3%
Health Care	12.1%
Education and Civic Organizations	9.5%
Tax Obligation/General	6.4%
Other	18.2%
Total	100%

Bond Credit Quality (% of total investment exposure)

AAA/U.S. Guaranteed	26.7%
AA	39.6%
A	9.5%
BBB	14.7%
BB or Lower	6.0%
N/R (not rated)	3.1%
N/A (not applicable)	0.4%
Total	100%

18	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended November 30, 2016.

The beginning of the period is June 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Maryland Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$971.80	$967.90	$969.00	$972.90
Expenses Incurred During the Period	$4.05	$7.99	$6.76	$3.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.96	$1,016.95	$1,018.20	$1,021.96
Expenses Incurred During the Period	$4.15	$8.19	$6.93	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	19

Expense Examples (continued)

Nuveen Pennsylvania Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$955.30	$951.20	$952.40	$956.90
Expenses Incurred During the Period	$3.87	$7.78	$6.56	$2.89
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.10	$1,018.35	$1,022.11
Expenses Incurred During the Period	$4.00	$8.04	$6.78	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34% and 0.59% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Virginia Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$964.20	$960.40	$962.30	$964.90
Expenses Incurred During the Period	$3.84	$7.76	$6.59	$2.86
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.16	$1,017.15	$1,018.35	$1,022.16
Expenses Incurred During the Period	$3.95	$7.99	$6.78	$2.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.58%, 1.34% and 0.58% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

20	NUVEEN

Nuveen Maryland Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.4%

	MUNICIPAL BONDS – 98.0%

	Consumer Discretionary – 3.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$210	5.250%, 9/01/25 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	$210,454
40	5.250%, 9/01/27 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	40,086
4,950	5.250%, 9/01/39 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	4,960,692

310	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	2/17 at 100.00	Ba1	310,670

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	596,700
6,510	Total Consumer Discretionary			6,118,602

	Consumer Staples – 2.3%

1,400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/30	6/17 at 100.00	B–	1,184,582

545	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	2/17 at 100.00	BBB–	546,962

600	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/29	6/17 at 100.00	B	556,020

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/17 at 100.00	A3	124,994

2,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.125%, 6/01/42	2/17 at 100.00	B–	1,858,020
4,670	Total Consumer Staples			4,270,578

	Education and Civic Organizations – 6.2%

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s University, Series 2006, 5.625%, 9/01/38	2/17 at 100.00	BB+	625,094

700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2012A, 5.000%, 7/01/34	7/22 at 100.00	A–	763,595

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA+	550,555
2,625	4.250%, 7/01/41	7/23 at 100.00	AA+	2,735,145

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2014, 4.000%, 10/01/39	10/24 at 100.00	A	505,600

1,230	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,246,445

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2012, 5.000%, 6/01/29	6/22 at 100.00	Baa1	1,087,490

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2016:
385	5.000%, 6/01/29	6/26 at 100.00	Baa1	421,671
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	185,315
625	4.000%, 6/01/42	6/26 at 100.00	Baa1	584,175

NUVEEN	21

Nuveen Maryland Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2017:
$315	5.000%, 6/01/36 (WI/DD, Settling 3/07/17)	6/26 at 100.00	Baa1	$335,506
235	5.000%, 6/01/42 (WI/DD, Settling 3/07/17)	6/26 at 100.00	Baa1	248,073

255	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BB+	261,599

475	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2012, 5.000%, 7/01/31	7/22 at 100.00	A+	523,255

1,235	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	1,337,740
10,880	Total Education and Civic Organizations			11,411,258

	Health Care – 22.1%

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
660	4.000%, 7/01/32	7/25 at 100.00	BBB	655,439
1,650	4.250%, 7/01/35	7/25 at 100.00	BBB	1,643,648
1,740	5.000%, 7/01/45	7/25 at 100.00	BBB	1,836,848

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa3	707,650

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A	1,048,110

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
1,000	4.000%, 7/01/30	7/22 at 100.00	A1	1,034,390
475	5.000%, 7/01/37	7/22 at 100.00	A1	513,356

1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital Issue, Series 2012A, 4.250%, 7/01/32	No Opt. Call	Baa1	1,697,301

2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	2,628,972

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health Issue, Series 2016:
500	4.000%, 7/01/41	7/26 at 100.00	A+	481,030
1,255	5.000%, 7/01/47	7/26 at 100.00	A+	1,349,928

470	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGM Insured	7/17 at 100.00	AA	477,365

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,000	4.000%, 7/01/35	7/25 at 100.00	A+	1,007,940
750	5.000%, 7/01/40	7/25 at 100.00	A+	823,455
955	4.125%, 7/01/47	7/25 at 100.00	A+	953,319

900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	967,464

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB	97,403
1,425	5.000%, 7/01/38	7/26 at 100.00	BBB	1,538,672
440	4.000%, 7/01/42	7/26 at 100.00	BBB	419,624

22	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/39	7/24 at 100.00	A	$814,470

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A:
2,250	4.000%, 7/01/43	7/22 at 100.00	A2	2,267,888
5,700	5.000%, 7/01/43	7/22 at 100.00	A2	6,166,317

480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	AA–	554,698

895	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A2	937,414

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.000%, 7/01/24	No Opt. Call	BBB	1,153,100

2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MD, 5.000%, 12/01/40	12/21 at 100.00	AA	2,158,480

	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
3,500	4.000%, 12/01/44	6/25 at 100.00	AA	3,510,010
1,000	5.000%, 12/01/44	6/25 at 100.00	AA	1,094,100

1,900	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2016, 5.000%, 12/01/45	6/26 at 100.00	AA	2,101,191
38,525	Total Health Care			40,639,582

	Housing/Multifamily – 5.9%

1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments, Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	A+	1,056,300

640	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments, Series 2016, 4.000%, 6/01/46	6/26 at 100.00	A+	630,182

1,460	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills Project, Series 2013, 5.000%, 10/01/28	10/23 at 100.00	A+	1,602,992

500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury University Project, Refunding Series 2013, 5.000%, 6/01/34	6/23 at 100.00	Baa3	524,310

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2012, 5.000%, 7/01/27	No Opt. Call	BBB–	1,072,510

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Senior Lien Series 2015:
255	5.000%, 7/01/31	7/25 at 100.00	BBB–	271,922
475	5.000%, 7/01/35	7/25 at 100.00	BBB–	500,189

1,000	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured	2/17 at 100.00	AA	927,360

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
145	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	AA	165,348
965	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	1,079,507
520	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	AA	574,184

165	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/17 at 100.00	Aa2	165,441

NUVEEN	23

Nuveen Maryland Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,250	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2014A, 3.650%, 7/01/34	7/24 at 100.00	Aaa	$1,212,012

960	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/17	2/17 at 100.00	AA–	985,133
10,335	Total Housing/Multifamily			10,767,390

	Housing/Single Family – 5.6%

1,365	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2011B, 3.250%, 3/01/36	3/26 at 100.00	Aa2	1,268,399

2,500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014C, 3.200%, 9/01/28	3/24 at 100.00	Aa2	2,462,100

1,750	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2014I, 3.450%, 12/15/31	12/24 at 100.00	Aaa	1,743,875

1,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2015A, 3.800%, 9/01/35	9/25 at 100.00	Aa2	981,520

1,385	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	2/17 at 100.00	Aa2	1,386,468

880	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	885,738

	Montgomery County Housing Opportunities Commission, Maryland, Single Family Mortgage Revenue Bonds, Series 2016A:
1,430	2.875%, 7/01/31	7/25 at 100.00	Aa2	1,300,942
285	2.950%, 1/01/34	7/25 at 100.00	Aa2	252,439
10,595	Total Housing/Single Family			10,281,481

	Industrials – 2.3%

3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	4,157,733

	Long-Term Care – 3.4%

545	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016, 5.000%, 1/01/37	1/26 at 100.00	A	583,155

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB	1,030,608

1,000	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding Series 2016, 5.000%, 4/01/46	4/27 at 100.00	N/R	931,650

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2016A:
700	5.000%, 1/01/36	7/26 at 100.00	A	749,497
835	5.000%, 1/01/45	7/26 at 100.00	A	884,532

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,973,057
5,995	Total Long-Term Care			6,152,499

24	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 10.3%

$1,000	Anne Arundel County, Maryland, General Obligation Bonds, Consolidated General Improvement, Series 2015, 5.000%, 4/01/17	No Opt. Call	AAA	$1,014,110

2,040	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	1,101,763

1,000	Frederick County, Maryland, General Obligation Bonds, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	AAA	1,000,120

1,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2011B, 5.000%, 8/01/18	No Opt. Call	AAA	1,063,980

2,000	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/21	No Opt. Call	AAA	2,281,180

1,000	Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2014A, 5.000%, 11/01/18	No Opt. Call	AAA	1,072,870

5,645	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2008, 0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	2,883,579

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2014B, 5.000%, 12/01/16	No Opt. Call	AAA	2,000,240

	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, General Obligation Bonds, Consolidated Public Improvement, Second Series 2016:
2,575	5.000%, 6/01/27 (WI/DD, Settling 12/01/16)	6/26 at 100.00	AAA	3,104,111
1,300	5.000%, 6/01/35 (WI/DD, Settling 12/01/16)	6/26 at 100.00	AAA	1,506,544

7,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/49	8/25 at 37.14	Aaa	1,841,210
26,560	Total Tax Obligation/General			18,869,707

	Tax Obligation/Limited – 16.2%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	310,776

925	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/17 at 100.00	AA–	928,053

755	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.000%, 6/01/36 (WI/DD, Settling 12/05/16)	6/26 at 100.00	N/R	741,168

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
168	5.600%, 7/01/20 – RAAI Insured	7/17 at 100.00	AA	168,536
115	5.700%, 7/01/29 – RAAI Insured	7/17 at 100.00	AA	115,377

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	2,017,296
3,070	5.000%, 7/01/40	7/20 at 100.00	A–	3,313,512

670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	704,713

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/24	No Opt. Call	BBB+	1,132,980
1,000	5.000%, 12/01/34	12/26 at 100.00	BBB+	1,090,390

1,285	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/34 (WI/DD, Settling 12/20/16)	7/25 at 100.00	N/R	1,298,325

NUVEEN	25

Nuveen Maryland Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,100	Maryland Economic Development Corporation, Lease Revenue Bonds, Maryland Public Health Laboratory Project, Series 2011, 5.000%, 6/01/17	No Opt. Call	AA+	$2,143,764

	Maryland Stadium Authority, Lease Revenue Bonds, Baltimore City Public Schools Construction & Revitalization Program, Series 2016:
2,200	5.000%, 5/01/33	5/26 at 100.00	AA	2,504,436
3,400	5.000%, 5/01/46	5/26 at 100.00	AA	3,794,570

25	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	24,105

3,960	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	2/17 at 100.00	N/R	3,841,319

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	Ca	1,386,668

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
800	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	AA–	212,744
7,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,885,875

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA	1,154,870

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	2/17 at 100.00	AA–	1,002,350
40,153	Total Tax Obligation/Limited			29,771,827

	Transportation – 2.8%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	AA–	1,074,960

165	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	190,250

	Maryland Economic Development Corporation, Private Activity Revenue Bonds AP, Purple Line Light Rail Project, Green Bonds, Series 2016D:
350	5.000%, 3/31/29 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	387,208
1,300	5.000%, 3/31/41 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	1,383,005
500	5.000%, 3/31/46 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	529,855
1,000	5.000%, 3/31/51 (Alternative Minimum Tax)	9/26 at 100.00	BBB+	1,053,950

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
340	5.000%, 8/01/26 (Alternative Minimum Tax) (Mandatory Put 8/01/21)	8/21 at 100.00	BB	356,949
85	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	86,384
4,740	Total Transportation			5,062,561

	U.S. Guaranteed – 12.9% (5)

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37 (Pre-refunded 1/01/17)	1/17 at 100.00	A (5)	2,292,540

1,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2007D, 5.000%, 7/01/25 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (5)	1,024,380

865	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	995,537

26	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
$185	5.375%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	$203,711
1,020	5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	AA– (5)	1,132,843

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	2,270,260

2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	A (5)	3,066,646

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29 (Pre-refunded 7/01/17)	7/17 at 100.00	Baa3 (5)	972,933

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	1,859,147

295	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	AA (5)	302,157

640	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (5)	653,280

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB (5)	650,405
440	5.500%, 7/01/42 (Pre-refunded 7/01/17)	7/17 at 100.00	BBB (5)	451,959

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A (5)	1,053,420

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	1,576,095
3,470	5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	3,646,033
850	6.000%, 1/01/43 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	895,407

500	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 4.500%, 3/15/26 (Pre-refunded 3/15/19)	3/19 at 100.00	AAA	535,200
21,855	Total U.S. Guaranteed			23,581,953

	Utilities – 3.4%

1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21)	No Opt. Call	B	924,550

	Guam Power Authority, Revenue Bonds, Series 2012A:
2,075	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	2,292,086
335	5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	363,663

2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	3/19 at 100.00	A	2,750,750
5,910	Total Utilities			6,331,049

	Water and Sewer – 1.3%

315	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A, 5.375%, 7/01/34	7/19 at 100.00	AA–	340,748

235	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A, 5.000%, 7/01/37	1/25 at 100.00	AA–	260,681

NUVEEN	27

Nuveen Maryland Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016:
$745	5.000%, 7/01/27	7/26 at 100.00	A–	$839,861
915	5.000%, 1/01/46	7/26 at 100.00	A–	983,460
2,210	Total Water and Sewer			2,424,750
$192,793	Total Municipal Bonds (cost $177,723,482)			179,840,970

Shares	Description			Value

	COMMON STOCKS – 0.4%

	Industrials – 0.4%

14,180	American Airlines Group Inc. (6)			$658,519
	Total Common Stocks (cost $425,978)			658,519
	Total Long-Term Investments (cost $178,149,460)			180,499,489

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.1%

	MUNICIPAL BONDS – 1.1%

	Tax Obligation/General – 1.1%

$2,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Bond Anticipation Notes, Variable Rate Demand Obligations, General Obligation Multi-Modal Series 2016A-3, 0.850%, 6/01/23 (7)	2/17 at 100.00	VMIG-1	$2,000,000
$2,000	Total Short-Term Investments (cost $2,000,000)			2,000,000
	Total Investments (cost $180,149,460) – 99.5%			182,499,489
	Other Assets Less Liabilities – 0.5%			971,271
	Net Assets – 100%			$183,470,760

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

28	NUVEEN

Nuveen Pennsylvania Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.1%

	MUNICIPAL BONDS – 99.1%

	Consumer Staples – 0.2%

$470	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$555,418

	Education and Civic Organizations – 13.8%

2,470	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/21	No Opt. Call	AA–	2,774,551

1,205	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36 (WI/DD, Settling 12/20/16)	3/27 at 100.00	BBB–	1,226,039

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,484,420

785	Crawford County Industrial Development Authority, Pennsylvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	A–	657,061

1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,059,800

330	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	338,785

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	2/17 at 100.00	AA	920,727

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,307,250

3,500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2015, 5.000%, 8/01/45	8/25 at 100.00	A+	3,794,105

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB–	1,301,709

1,785	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	1,671,974

	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
210	3.250%, 5/01/36	5/26 at 100.00	BBB+	172,418
645	3.500%, 5/01/41	5/26 at 100.00	BBB+	531,332

1,985	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	2,139,909

1,800	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2016, 3.000%, 10/01/37	10/26 at 100.00	A	1,506,672

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB	343,292
220	5.625%, 4/01/40	4/20 at 100.00	BBB	229,581

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	AA	166,777

NUVEEN	29

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$165	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 3.000%, 3/01/31	3/26 at 100.00	BBB	$137,758

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa3	3,232,696

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College, Series 2016-004:
630	2.625%, 11/01/31	5/26 at 100.00	A	532,243
630	3.000%, 11/01/42	5/26 at 100.00	A	503,559

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
815	5.000%, 12/01/38	12/24 at 100.00	AA	908,717
670	5.000%, 12/01/44	12/24 at 100.00	AA	743,070

3,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Refunding Series 2016, 4.000%, 5/01/36	5/26 at 100.00	A	2,991,870

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007-GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	AA	1,222,244

280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB	273,372

1,110	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB	1,166,521

2,375	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A+	2,576,566

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	A+	1,054,690

220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	238,240

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
170	4.000%, 11/01/39	11/22 at 100.00	A3	169,196
1,180	5.000%, 11/01/42	11/22 at 100.00	A3	1,280,430

1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	A3	1,423,053

385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	No Opt. Call	A–	420,170

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	1,064,100

1,400	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB–	1,455,692

2,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Temple University, First Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	2,161,100

835	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	A–	897,934

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	862,800

30	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
$665	5.000%, 11/01/32	11/25 at 100.00	A–	$729,093
260	5.000%, 11/01/33	11/25 at 100.00	A–	283,819
260	4.000%, 11/01/35	11/25 at 100.00	A–	258,627
46,785	Total Education and Civic Organizations			48,213,962

	Health Care – 16.2%

3,905	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	2/17 at 100.00	B2	3,496,615

1,400	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012, 5.000%, 5/15/27	5/21 at 100.00	A+	1,529,850

2,125	Butler County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Butler Health System Project, Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A–	2,246,401

245	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47	No Opt. Call	A	257,208

	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
295	5.000%, 11/15/41	11/25 at 100.00	A	321,426
615	5.000%, 11/15/46	11/25 at 100.00	A	665,725

	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A:
625	3.000%, 6/01/33	6/26 at 100.00	A+	547,263
585	5.000%, 6/01/35	6/26 at 100.00	A+	645,466

500	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A+	534,920

500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	532,410

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	AA	2,041,260

2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	2,346,149

1,485	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	1,608,448

255	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba1	277,527

3,090	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA–	3,346,748

1,850	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA–	2,008,378

3,850	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35	7/26 at 100.00	A+	3,824,936

	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
455	3.000%, 11/01/36	5/26 at 100.00	A	380,157
3,885	4.000%, 11/01/46	5/26 at 100.00	A	3,811,690

NUVEEN	31

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,000	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	No Opt. Call	A	$2,024,160

	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
1,500	5.500%, 7/01/28	7/19 at 100.00	AA–	1,624,335
1,110	5.750%, 7/01/39	7/19 at 100.00	AA–	1,205,294

1,000	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A, 5.000%, 1/01/41	1/22 at 100.00	A–	1,045,110

1,000	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/41 (WI/DD, Settling 12/01/16)	7/26 at 100.00	A–	1,060,930

190	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	AA	207,026

1,300	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A+	1,409,694

3,075	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	3,279,088

2,600	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	2,724,124

1,115	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016C, 4.000%, 8/15/41	8/26 at 100.00	AA–	1,082,531

230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 12.410%, 7/01/41 (IF)	7/21 at 100.00	AA	290,472

1,500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	1,603,920

2,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45 (WI/DD, Settling 12/20/16)	1/27 at 100.00	A+	2,129,840

1,195	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	AA	1,282,175

2,035	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	2,191,736

1,245	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA	1,356,564

240	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 7.000%, 8/01/41	8/21 at 100.00	A–	272,561

250	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	AA	284,093

530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	596,928

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	451,167
54,365	Total Health Care			56,544,325

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 0.3%

$485	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	No Opt. Call	BBB–	$495,641

100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	No Opt. Call	BBB–	102,497

100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Baa3	104,102

237	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/17 at 100.00	Baa3	238,474
922	Total Housing/Multifamily			940,714

	Housing/Single Family – 7.1%

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	2/17 at 100.00	AA+	1,316,394

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
2,250	3.300%, 10/01/32	No Opt. Call	AA+	2,184,885
980	3.650%, 10/01/37	No Opt. Call	AA+	956,176
960	3.700%, 10/01/42	No Opt. Call	AA+	989,799

1,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115A, 4.200%, 10/01/33 (Alternative Minimum Tax)	10/22 at 100.00	AA+	1,490,851

625	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2013-115B, 4.000%, 10/01/38	10/22 at 100.00	AA+	628,206

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
780	3.950%, 10/01/40	10/24 at 100.00	AA+	759,954
1,105	4.000%, 4/01/45	10/24 at 100.00	AA+	1,057,938

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B:
710	3.900%, 10/01/35	10/24 at 100.00	AA+	696,027
535	4.050%, 10/01/40	10/24 at 100.00	AA+	526,130
940	4.150%, 10/01/45	10/24 at 100.00	AA+	922,883

2,115	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	2,093,702

1,400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	1,306,536

5,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	4,466,750

6,290	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41	10/25 at 100.00	AA+	5,511,235
26,460	Total Housing/Single Family			24,907,466

	Industrials – 0.3%

955	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A, 5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	1,026,816

NUVEEN	33

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 4.1%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
$530	5.750%, 1/01/27	1/17 at 100.00	N/R	$530,435
840	5.750%, 1/01/37	1/17 at 100.00	N/R	840,395

90	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	86,583

	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2016:
355	5.000%, 1/01/28	1/26 at 100.00	BBB+	392,634
390	5.000%, 1/01/29	1/26 at 100.00	BBB+	426,605
265	5.000%, 1/01/30	1/26 at 100.00	BBB+	286,902
135	3.250%, 1/01/36	1/26 at 100.00	BBB+	117,466
2,055	3.250%, 1/01/39	1/26 at 100.00	BBB+	1,718,103

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
1,820	4.000%, 1/01/33	1/25 at 100.00	BBB+	1,800,781
2,000	5.000%, 1/01/38	1/25 at 100.00	BBB+	2,114,280

1,135	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 5.000%, 12/01/39	12/25 at 100.00	A	1,211,249

340	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	370,430

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	637,484

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
250	5.375%, 5/01/28	5/23 at 100.00	BBB	268,945
430	5.750%, 5/01/35	5/23 at 100.00	BBB	462,637

760	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Refunding Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	832,390

2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	A–	2,134,120
14,025	Total Long-Term Care			14,231,439

	Materials – 0.7%

2,360	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,494,732

	Tax Obligation/General – 16.7%

	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
950	5.000%, 12/01/32	12/24 at 100.00	AA–	1,051,508
415	5.000%, 12/01/34	12/24 at 100.00	AA–	457,210

2,900	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA–	3,192,378

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
$1,000	4.000%, 8/01/31	8/26 at 100.00	Aa2	$1,026,620
1,000	4.000%, 8/01/32	8/26 at 100.00	Aa2	1,023,340
805	4.000%, 8/01/33	8/26 at 100.00	Aa2	822,477

705	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA	768,105

1,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A2	1,090,060

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	5,572,612

1,675	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,837,442

2,005	Cheltenham Township School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016B, 5.000%, 2/15/37	8/24 at 100.00	AA–	2,213,680

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	2,316,250

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	975,555

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	AA–	999,426

2,240	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	2,424,307

500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	521,115

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	3,677,407

	Norristown Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016:
1,000	4.000%, 9/01/31 – AGM Insured	9/26 at 100.00	AA	1,021,040
1,000	4.000%, 9/01/33 – AGM Insured	9/26 at 100.00	AA	1,012,050

1,500	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37	5/18 at 100.00	Aa2	1,564,920

1,350	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	1,543,590

3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	3,819,719

1,250	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2014A, 5.000%, 7/15/38	1/24 at 100.00	A+	1,353,350

240	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	270,127

	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,410	5.000%, 9/01/25	9/22 at 100.00	A+	2,712,527
1,200	5.000%, 9/01/26	9/22 at 100.00	A+	1,344,516

NUVEEN	35

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
$370	3.125%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	$345,180
510	3.300%, 9/01/34 – AGM Insured	9/25 at 100.00	AA	470,674

2,130	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Series 2016A, 2.625%, 9/01/28 – AGM Insured (WI/DD, Settling 12/08/16)	9/26 at 100.00	AA	1,945,755

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	A2	2,678,750

1,405	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	A2	1,506,610

340	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	365,531

340	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Series 2012C, 7.250%, 9/01/22	No Opt. Call	N/R	345,471

1,285	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB	1,320,222

355	South Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014, 3.375%, 8/01/32 – BAM Insured	2/20 at 100.00	AA	351,152

	Spring Grove Area School District, York County, Pennsylvania, General Obligation Bonds, Refunding Series 2015A:
500	4.000%, 10/01/18	No Opt. Call	AA–	522,360
500	4.000%, 10/01/19	No Opt. Call	AA–	530,700

1,000	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Refunding Series 2015B, 5.000%, 5/15/24	No Opt. Call	Aa1	1,160,420

2,000	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 3/15/40	3/25 at 100.00	Aa1	2,182,600

	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
125	5.000%, 11/15/21	No Opt. Call	BB	128,166
70	5.000%, 11/15/28	5/24 at 100.00	BB	70,802
57,975	Total Tax Obligation/General			58,535,724

	Tax Obligation/Limited – 6.0%

500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	518,825

935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	983,442

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,135,930

645	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	655,565

2,895	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	AA–	3,214,405

	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
1,000	0.000%, 12/01/37 (4)	No Opt. Call	AA–	828,800
1,000	0.000%, 12/01/44 (4)	No Opt. Call	AA–	827,310

36	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,335	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	$1,416,942

2,045	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A+	2,253,570

1,250	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A+	1,358,125

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012:
1,530	5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	1,689,487
1,220	4.000%, 2/01/29 – AGC Insured	8/22 at 100.00	AA	1,260,956

2,540	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	2,770,632
19,895	Total Tax Obligation/Limited			20,913,989

	Transportation – 10.2%

	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,075	3.000%, 7/01/27 – BAM Insured	7/25 at 100.00	AA	1,040,944
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,018,180
2,455	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,494,231

2,485	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	2,686,832

	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,305	5.000%, 1/01/22	No Opt. Call	A–	1,425,308
1,000	5.000%, 1/01/25	No Opt. Call	A–	1,103,920

1,380	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	1,504,131

2,500	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	2,563,050

5,070	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (4)	12/27 at 100.00	A–	5,975,401

825	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	876,274

2,990	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Senior Lien Series 2012A, 5.000%, 12/01/24	12/22 at 100.00	A1	3,403,367

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	No Opt. Call	A1	1,087,170

4,145	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	4,462,258

2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,446,820

1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	1,632,780

NUVEEN	37

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

$2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3	$2,071,900
32,730	Total Transportation			35,792,566

	U.S. Guaranteed – 12.0% (5)

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (5)	2,679,875

1,125	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (5)	1,233,146

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (5)	1,003,520
275	5.000%, 1/01/36 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (5)	275,968

195	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (5)	212,882

375	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 (Pre-refunded 5/01/17) – RAAI Insured	5/17 at 100.00	AA (5)	381,499

	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
160	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	172,024
870	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (5)	935,381

3,230	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Series 2012B, 5.000%, 7/01/42 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (5)	3,709,816

2,920	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 (Pre-refunded 11/01/17) – AGC Insured	11/17 at 100.00	AA (5)	3,030,726

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37 (Pre-refunded 1/01/17)	1/17 at 100.00	A– (5)	843,116

840	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (5)	938,935

970	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	1,098,670

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35 (Pre-refunded 8/15/18)	8/18 at 100.00	A– (5)	6,164,460

1,455	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (5)	1,611,456

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	AA– (5)	1,037,450

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	748,053

1,315	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 (Pre-refunded 7/01/17) – SYNCORA GTY Insured	7/17 at 100.00	N/R (5)	1,346,744

630	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	722,919

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$2,625	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 (Pre-refunded 12/01/18) – NPFG Insured	12/18 at 100.00	AA (5)	$2,822,794

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	245,914
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	Baa1 (5)	441,690

410	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	454,022

2,185	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	2,428,518

	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E:
50	6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	54,125
3,110	6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	A+ (5)	3,366,544

5	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008F, 6.000%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	5,412

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (5)	1,350,737

595	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 (Pre-refunded 11/01/18) – AGM Insured	11/18 at 100.00	A2 (5)	649,222

115	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (5)	129,597

1,627	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (5)	1,842,399
38,757	Total U.S. Guaranteed			41,937,614

	Utilities – 5.0%

1,335	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory Put 7/01/21)	No Opt. Call	CCC+	640,293

1,625	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory Put 6/01/20)	No Opt. Call	CCC+	778,960

1,130	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/17 at 100.00	Ba1	1,133,672

2,580	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba2	2,573,860

3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA–	3,133,200

3,730	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory Put 12/03/18)	No Opt. Call	B	1,786,894

5,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009B, 5.000%, 11/15/40	11/19 at 100.00	AA–	5,367,950

NUVEEN	39

Nuveen Pennsylvania Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,875	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A	$2,055,731
20,275	Total Utilities			17,470,560

	Water and Sewer – 6.5%

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
1,175	5.000%, 12/01/40	12/25 at 100.00	A1	1,274,194
1,180	5.000%, 12/01/45	12/25 at 100.00	A1	1,274,034

285	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/32 – AGM Insured	12/26 at 100.00	AA	289,705

	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2015:
390	5.000%, 5/01/40	5/25 at 100.00	Aa3	425,201
785	4.000%, 5/01/45	5/25 at 100.00	Aa3	790,008

	Easton, Pennsylvania, Area Joint Sewer Authority, Water and Sewer Revenue Bonds, Series 2015:
400	3.125%, 12/01/32 – BAM Insured	12/23 at 100.00	AA	372,868
285	3.125%, 12/01/33 – BAM Insured	12/23 at 100.00	AA	261,978
430	3.200%, 12/01/34 – BAM Insured	12/23 at 100.00	AA	395,944

270	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	285,223

	Findlay Township Municipal Authority, Allegheny County, Pennsylvania, Revenue Bonds, Series 2015:
145	3.125%, 12/15/32 – BAM Insured	12/20 at 100.00	AA	133,533
245	3.375%, 12/15/35 – BAM Insured	12/20 at 100.00	AA	223,724

2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	A+	3,030,655

3,650	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	3,961,272

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	961,848

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2010C, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA	2,175,720

940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A+	1,024,234

5,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A, 5.000%, 7/01/45	No Opt. Call	A+	5,354,600

600	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	565,932
21,640	Total Water and Sewer			22,800,673
$337,614	Total Long-Term Investments (cost $341,274,136)			346,365,998
	Other Assets Less Liabilities – 0.9%			3,250,052
	Net Assets – 100%			$349,616,050

40	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	41

Nuveen Virginia Municipal Bond Fund

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.8%

	MUNICIPAL BONDS – 97.4%

	Consumer Staples – 3.2%

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$310	5.250%, 6/01/32	6/17 at 100.00	N/R	$307,567
600	5.625%, 6/01/47	6/17 at 100.00	N/R	550,776

10,155	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	8,257,538

4,910	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	4,167,706
15,975	Total Consumer Staples			13,283,587

	Education and Civic Organizations – 9.3%

3,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Washington & Lee University, Series 2013, 5.000%, 1/01/43	1/22 at 100.00	AA	3,281,010

1,820	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	1,523,540

2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35	6/20 at 100.00	Aa2	2,811,678

1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,731,553

2,500	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Green Series 2015A-2, 5.000%, 4/01/45	4/25 at 100.00	AAA	2,819,075

10,100	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	10,607,929

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,392,480

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A:
1,700	5.000%, 7/01/35	7/25 at 100.00	BB+	1,622,684
860	5.000%, 7/01/45	7/25 at 100.00	BB+	798,355

1,165	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Refunding Series 2007B, 4.500%, 9/01/18	No Opt. Call	Aa1	1,193,473

1,515	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Refunding Series 2012A, 5.000%, 9/01/20	No Opt. Call	Aa1	1,692,240

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Refunding Series 2016A, 5.000%, 9/01/27	9/26 at 100.00	Aa1	2,368,160

1,585	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	1,910,400

1,415	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.375%, 1/01/21	No Opt. Call	AA	1,534,242

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$2,190	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2015A, 5.000%, 1/01/40	1/25 at 100.00	AA	$2,427,681

500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	BBB+	551,050
36,010	Total Education and Civic Organizations			38,265,550

	Health Care – 11.9%

	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,100	5.000%, 9/01/27	9/17 at 100.00	A	1,119,899
4,250	5.000%, 9/01/37	9/17 at 100.00	A	4,313,240

2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA	2,309,445

300	Fairfax County Industrial Development Authority, Virginia, Health Care Revenue Bonds, Inova Health System Project, Series 2009A, 5.500%, 5/15/35	5/19 at 100.00	AA+	325,137

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,236,040

200	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 2.250%, 5/15/17	No Opt. Call	AA+	201,356

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	453,524

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	Baa1	2,725,625

970	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	AA–	1,008,063

3,500	Industrial Development Authority of the City of Newport News, Virginia, Health System Revenue Bonds, Riverside Health System, Series 2015A, 5.330%, 7/01/45	7/25 at 100.00	N/R	3,525,970

1,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 5.000%, 11/01/25	11/22 at 100.00	AA–	1,117,950

1,310	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	1,392,910

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
2,500	5.000%, 6/15/35	6/26 at 100.00	Baa1	2,709,025
1,360	4.000%, 6/15/37	6/26 at 100.00	Baa1	1,319,145

2,745	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,964,765

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	1,022,370
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	5,135,374

5,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,468,000

1,665	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2014A, 5.000%, 1/01/44	1/24 at 100.00	A+	1,793,405

NUVEEN	43

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Winchester Economic Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Refunding Series 2015:
$1,250	5.000%, 1/01/32	1/26 at 100.00	A+	$1,396,887
1,230	5.000%, 1/01/34	1/26 at 100.00	A+	1,359,396
2,000	4.000%, 1/01/37	1/26 at 100.00	A+	2,038,140
1,215	5.000%, 1/01/44	1/26 at 100.00	A+	1,317,352

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A+	517,738
46,170	Total Health Care			48,770,756

	Housing/Multifamily – 3.3%

530	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/17 at 100.00	AA	531,463

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/17 at 100.00	AA	1,202,424

600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	614,772

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	511,971

	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015A:
1,510	3.500%, 3/01/35	3/24 at 100.00	AA+	1,424,036
1,790	3.625%, 3/01/39	3/24 at 100.00	AA+	1,711,992

1,000	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015C, 4.000%, 8/01/45	8/24 at 100.00	AA+	998,260

2,585	Virginia Housing Development Authority, Rental Housing Bonds, Series 2015E, 3.750%, 12/01/40	12/24 at 100.00	AA+	2,552,713

	Virginia Housing Development Authority, Rental Housing Bonds, Series 2016B:
1,500	3.350%, 5/01/36	5/25 at 100.00	AA+	1,384,485
1,500	3.550%, 5/01/41	5/25 at 100.00	AA+	1,390,950

1,335	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	1,371,312
14,040	Total Housing/Multifamily			13,694,378

	Housing/Single Family – 1.3%

2,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-5, 4.550%, 7/01/31	10/22 at 100.00	AAA	2,644,150

	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2012C-8:
1,785	4.400%, 10/01/31	10/22 at 100.00	AAA	1,864,272
1,000	4.750%, 10/01/38	10/22 at 100.00	AAA	1,043,940
5,285	Total Housing/Single Family			5,552,362

	Long-Term Care – 2.6%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,901,780
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,348,550

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2016A:
$1,125	5.000%, 10/01/36	10/24 at 102.00	BBB	$1,201,523
975	5.000%, 10/01/42	10/24 at 102.00	BBB	1,034,036
700	4.000%, 10/01/42	10/24 at 102.00	BBB	658,028

875	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Refunding Series 2015, 4.000%, 10/01/35	10/20 at 100.00	BBB+	862,426

	Lexington Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Kendal at Lexington Retirement Community Inc., Refunding Series 2016:
1,000	4.000%, 1/01/37	1/25 at 102.00	BBB–	959,890
150	3.375%, 1/01/37	1/25 at 102.00	BBB–	126,074

1,500	Prince William County Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake Ridge, Refunding Series 2016, 5.000%, 1/01/37 (WI/DD, Settling 12/01/16)	1/25 at 102.00	N/R	1,481,220
10,825	Total Long-Term Care			10,573,527

	Tax Obligation/General – 6.3%

2,535	Arlington County, Virginia, General Obligation Bonds, Public Improvement Series 2011B, 5.000%, 8/15/19	No Opt. Call	AAA	2,777,016

2,000	Arlington County, Virginia, General Obligation Bonds, Refunding Series 2009D, 5.000%, 8/01/17	No Opt. Call	AAA	2,055,400

2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	A	2,283,519

4,600	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/32 – AGM Insured	No Opt. Call	AA	2,484,368

2,000	Fairfax County, Virginia, General Obligation Bonds, Public Improvement Series 2015A, 5.000%, 10/01/19	No Opt. Call	AAA	2,198,880

3,465	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2012B, 5.000%, 4/01/24	No Opt. Call	AAA	4,118,256

1,965	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2015C, 5.000%, 10/01/18	No Opt. Call	AAA	2,102,393

1,250	Norfolk, Virginia, General Obligation Bonds, Capital Improvement Series 2016A, 5.000%, 10/01/28	10/26 at 100.00	AA+	1,475,238

6,715	Patterson Joint Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	2,109,383

45	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	49,384

775	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	845,076

1,000	Virginia State, General Obligation Bonds, Series 2007B, 5.000%, 6/01/17	No Opt. Call	AAA	1,021,010

8,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Capital Appreciation Series 2015, 0.000%, 8/15/48	8/25 at 38.79	Aaa	2,198,800
36,450	Total Tax Obligation/General			25,718,723

NUVEEN	45

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 13.7%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
$505	5.250%, 7/15/25 – ACA Insured	2/17 at 100.00	N/R	$439,143
520	5.500%, 7/15/35 – ACA Insured	2/17 at 100.00	N/R	434,205

400	Dulles Town Center Community Development Authority, Loudon County, Virginia Special Assessment Refunding Bonds, Dulles Town Center Project, Series 2012, 4.250%, 3/01/26	No Opt. Call	N/R	399,560

100	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45	3/25 at 100.00	N/R	96,088

1,350	Fairfax County Economic Development Authority, Virginia, County Facilities Revenue Bonds, County Facilities Projects, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	AA+	1,384,817

1,685	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28 Project, Refunding Series 2016B, 3.000%, 4/01/37	4/26 at 100.00	AA+	1,456,211

	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,000	5.000%, 11/15/32	11/25 at 100.00	A	3,226,290
3,000	5.000%, 11/15/34	11/25 at 100.00	A	3,202,980

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31	1/22 at 100.00	A	1,070,796
500	5.250%, 1/01/36	1/22 at 100.00	A	525,905

	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,155	5.000%, 12/01/34	12/26 at 100.00	BBB+	1,259,400
1,000	5.000%, 12/01/46	12/26 at 100.00	BBB+	1,077,500

3,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/51 – AGM Insured	11/31 at 37.76	AA	569,970

995	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/35	3/25 at 100.00	N/R	1,000,492

365	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	5/17 at 100.00	AA+	366,409

4,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Ca	4,531,314

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	Ca	925,350

5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	AA–	1,257,250

70	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2005B, 4.125%, 8/01/17	2/17 at 100.00	AA–	70,136

130	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	2/17 at 100.00	N/R	130,204

1,000	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note Revenue Bonds, Series 2015, 5.000%, 9/01/33	9/25 at 100.00	A	1,046,830

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2006, 5.000%, 10/01/28 – FGIC Insured	2/17 at 100.00	AA–	1,002,350

2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital Series 2014A, 5.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	2,355,427

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien, Refunding Series 2013B, 5.000%, 10/01/24 – AGM Insured	No Opt. Call	AA	$2,796,625

515	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/32 – AGM Insured	10/22 at 100.00	AA	546,497

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2012B, 5.000%, 2/01/17	No Opt. Call	AA+	2,014,340

1,240	Virginia Commonwealth Transportation Board, Federal Transportation Grant Anticipation Revenue Notes, Series 2012B, 5.000%, 9/15/18	No Opt. Call	AA+	1,323,316

2,770	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2009B, 5.000%, 8/01/17	No Opt. Call	AA+	2,846,951

2,180	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Refunding Series 2012A, 5.000%, 8/01/24	No Opt. Call	AA+	2,501,005

1,395	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42	11/22 at 100.00	AAA	1,566,166

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	2/17 at 100.00	AA	90,305
35	5.000%, 5/01/21	2/17 at 100.00	AA	35,119

1,705	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2016b, 5.000%, 11/01/41	11/26 at 100.00	AAA	1,928,423

2,000	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2011, 5.000%, 5/15/17	No Opt. Call	AA+	2,038,600

4,500	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2014, 4.000%, 5/15/31	5/24 at 100.00	AA+	4,697,595

3,730	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2014B, 5.000%, 5/15/17	No Opt. Call	AA+	3,801,989

1,835	Western Virginia Regional Jail Authority, Virginia, Facility Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Aa2	2,063,971
63,835	Total Tax Obligation/Limited			56,079,529

	Transportation – 22.6%

	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Refunding Series 2016A:
775	5.000%, 7/01/32	7/26 at 100.00	A2	871,643
375	4.000%, 7/01/34	7/26 at 100.00	A2	387,675
400	4.000%, 7/01/35	7/26 at 100.00	A2	412,208
370	4.000%, 7/01/38	7/26 at 100.00	A2	380,086

	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016:
1,255	5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	1,364,486
1,920	5.000%, 7/01/46	7/26 at 100.00	BBB	2,062,080

	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B:
3,000	0.000%, 7/15/32 (4)	7/28 at 100.00	BBB	2,291,550
1,755	0.000%, 7/15/40 – AGM Insured (4)	7/28 at 100.00	AA	1,331,922

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	AA–	1,074,960

NUVEEN	47

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2007B:
$5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–	$5,153,450
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,564,125

3,025	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2008A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	3,193,855

	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,270,644
3,000	5.625%, 10/01/39	10/18 at 100.00	AA–	3,195,000
670	5.125%, 10/01/39	No Opt. Call	AA–	708,170

	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	10/20 at 100.00	AA–	1,599,800
5,885	5.000%, 10/01/35	10/20 at 100.00	AA–	6,444,075

1,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	1,035,380

3,300	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (4)	10/28 at 100.00	BBB+	3,650,625

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
4,200	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA	2,889,852
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA	2,647,768
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	5,301,010

5,250	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	6,610,695

	Metropolitan Washington D.C. Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2016A:
1,205	5.000%, 10/01/32 (Alternative Minimum Tax)	10/26 at 100.00	AA–	1,332,597
6,860	5.000%, 10/01/35 (Alternative Minimum Tax)	10/26 at 100.00	AA–	7,506,418

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
595	5.000%, 8/01/26 (Alternative Minimum Tax)(Mandatory Put 8/01/21)	8/21 at 100.00	BB	624,661
150	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB	152,442

400	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory Put 10/01/19)	No Opt. Call	BBB+	393,904

1,200	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	1,327,536

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AA–	1,654,305

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012:
3,575	5.000%, 7/01/34 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	3,723,720
2,900	5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	2,944,457

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Transportation (continued)

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
$1,500	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	$1,610,835
2,460	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	2,766,860
11,590	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	12,417,990
100,100	Total Transportation			92,896,784

	U.S. Guaranteed – 16.1% (5)

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA (5)	853,185

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (5)	7,210,244

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB (5)	3,996,490
1,250	5.125%, 10/01/42 (Pre-refunded 10/01/17)	10/17 at 100.00	BBB (5)	1,294,200

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28 Project, Series 2007A, 4.250%, 4/01/34 (Pre-refunded 4/01/17) – NPFG Insured	4/17 at 100.00	AA+ (5)	3,034,800

	Fairfax County Economic Development Authority, Virginia, Transportation District Improvement Revenue Bonds, Silver Line Phase 1 Project, Series 2011:
3,540	5.000%, 4/01/27 (Pre-refunded 4/01/20)	4/20 at 100.00	Aa1 (5)	3,930,639
1,500	5.000%, 4/01/30 (Pre-refunded 4/01/20)	4/20 at 100.00	Aa1 (5)	1,665,525

300	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	338,409

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	1,088,020

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	AAA	3,009,660

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R (5)	2,112,746

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa2 (5)	899,293

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 (Pre-refunded 2/01/17) – AGM Insured	2/17 at 100.00	AA (5)	3,610,669

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AAA	1,784,598

3,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2008B, 5.750%, 2/01/30 (Pre-refunded 2/01/19)	2/19 at 100.00	AA– (5)	3,282,420

1,830	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34 (Pre-refunded 7/15/20)	7/20 at 100.00	N/R (5)	2,047,404

540	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	AA– (5)	599,902

	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,100	5.000%, 1/15/35 (Pre-refunded 1/15/19)	1/19 at 100.00	AA (5)	4,410,124
2,000	5.000%, 1/15/40 (Pre-refunded 1/15/19)	1/19 at 100.00	AA (5)	2,151,280

NUVEEN	49

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (5) (continued)

$20	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	$22,331

	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C:
215	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	216,539
375	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	377,640
95	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	95,669
125	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	125,880
60	5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (5)	60,422

1,420	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009A, 5.000%, 2/01/24 (Pre-refunded 2/01/19)	2/19 at 100.00	AA+ (5)	1,530,987

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A:
405	5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (5)	432,066
10	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	10,668
1,490	5.000%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	Aa1 (5)	1,589,577

1,015	Virginia Port Authority, Port Facilities Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/40 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa3 (5)	1,106,939

1,895	Virginia Public School Authority, Special Obligation School Financing Bonds, Montgomery County, Series 2011, 5.000%, 1/15/27 (Pre-refunded 1/15/21)	1/21 at 100.00	Aa1 (5)	2,137,901

1,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2007, 4.750%, 10/01/27 (Pre-refunded 10/01/17)	10/17 at 100.00	AAA	1,032,370

2,605	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Financing Program, Series 2012A, 5.000%, 11/01/42 (Pre-refunded 11/01/22)	11/22 at 100.00	N/R (5)	3,044,438

2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40 (Pre-refunded 8/01/20)	8/20 at 100.00	AA– (5)	2,455,272

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (5)	2,152,656

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31 (Pre-refunded 1/01/17)	1/17 at 100.00	A+ (5)	2,152,979
61,525	Total U.S. Guaranteed			65,863,942

	Utilities – 4.3%

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory Put 4/01/21)	No Opt. Call	B	1,849,100

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A2	3,062,190

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A2	3,241,350

	Guam Power Authority, Revenue Bonds, Series 2012A:
390	5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	437,841
1,575	5.000%, 10/01/30 – AGM Insured	10/22 at 100.00	AA	1,739,777
1,350	5.000%, 10/01/34 – AGM Insured	10/22 at 100.00	AA	1,465,506

50	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$5,000	Richmond, Virginia, Public Utility Revenue Bonds, Refunding Series 2016A, 5.000%, 1/15/32 (WI/DD, Settling 12/07/16)	1/26 at 100.00	AA	$5,718,650
16,315	Total Utilities			17,514,414

	Water and Sewer – 2.8%

1,500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	A–	1,598,280

1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,328,678

1,200	Hampton Roads Sanitation District, Virginia, Wastewater Revenue Bonds, Series 2012A, 5.000%, 1/01/39	1/21 at 100.00	AA+	1,307,532

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA	1,524,358

1,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Refunding Series 2015, 4.000%, 1/01/39	1/25 at 100.00	AAA	1,020,780

4,000	Norfolk, Virginia, Water Revenue Bonds, Series 2015A, 5.250%, 11/01/44	11/24 at 100.00	AA+	4,527,680
10,315	Total Water and Sewer			11,307,308
$416,845	Total Municipal Bonds (cost $387,571,979)			399,520,860

Shares	Description			Value

	COMMON STOCKS – 0.4%

	Industrials – 0.4%

32,138	American Airlines Group Inc. (6)			$1,492,489
	Total Common Stocks (cost $905,444)			1,492,489
	Total Long-Term Investments (cost $388,477,423)			401,013,349

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.4%

	MUNICIPAL BONDS – 0.4%

	Tax Obligation/Limited – 0.4%

$1,500	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Variable Rate Demand Obligations, Tender Option Bond Floater 3948, 0.580%, 5/15/26 (7)	5/21 at 100.00	A-1	$1,500,000
$1,500	Total Short-Term Investments (cost $1,500,000)			1,500,000
	Total Investments (cost $389,977,423) – 98.2%			402,513,349
	Other Assets Less Liabilities – 1.8%			7,535,786
	Net Assets – 100%			$410,049,135

NUVEEN	51

Nuveen Virginia Municipal Bond Fund (continued)

Portfolio of Investments	November 30, 2016 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

52	NUVEEN

Statement of

Assets and Liabilities	November 30, 2016 (Unaudited)

	Maryland	Pennsylvania	Virginia
Assets
Long-term investments, at value (cost $178,149,460, $341,274,136 and $388,477,423, respectively)	$180,499,489	$346,365,998	$401,013,349
Short-term investments, at value (cost approximates value)	2,000,000	—	1,500,000
Cash	4,780,928	1,136,252	9,323,640
Receivable for:
Interest	2,843,888	4,684,131	5,143,003
Investments sold	4,422,214	5,898,440	3,845,782
Shares sold	528,673	629,512	1,079,929
Other assets	8,010	18,944	43,164
Total assets	195,083,202	358,733,277	421,948,867
Liabilities
Payable for:
Dividends	125,031	277,028	253,761
Investments purchased	11,048,576	7,929,599	10,344,586
Shares redeemed	249,925	570,472	889,630
Accrued expenses:
Management fees	77,752	147,383	172,648
Trustees fees	1,997	17,056	41,554
12b-1 distribution and service fees	39,088	63,001	73,892
Other	70,073	112,688	123,661
Total Liabilities	11,612,442	9,117,227	11,899,732
Net assets	$183,470,760	$349,616,050	$410,049,135
Class A Shares
Net assets	$67,885,727	$132,912,044	$188,057,214
Shares outstanding	6,499,497	12,478,461	17,375,996
Net asset value (“NAV”) per share	$10.44	$10.65	$10.82
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$10.90	$11.12	$11.29
Class C Shares
Net assets	$12,828,504	$20,706,563	$20,090,573
Shares outstanding	1,233,058	1,952,701	1,858,157
NAV and offering price per share	$10.40	$10.60	$10.81
Class C2 Shares
Net assets	$26,787,349	$36,252,254	$39,463,596
Shares outstanding	2,572,878	3,416,275	3,651,249
NAV and offering price per share	$10.41	$10.61	$10.81
Class I Shares
Net assets	$75,969,180	$159,745,189	$162,437,752
Shares outstanding	7,268,981	15,029,869	15,049,341
NAV and offering price per share	$10.45	$10.63	$10.79
Net assets consist of:
Capital paid-in	$185,521,616	$344,797,873	$410,913,081
Undistributed (Over-distribution of) net investment income	174,324	348,368	761,394
Accumulated net realized gain (loss)	(4,575,209)	(622,053)	(14,161,266)
Net unrealized appreciation (depreciation)	2,350,029	5,091,862	12,535,926
Net assets	$183,470,760	$349,616,050	$410,049,135
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

NUVEEN	53

Statement of

Operations	Six Months Ended November 30, 2016 (Unaudited)

	Maryland	Pennsylvania	Virginia
Investment Income	$3,485,636	$7,079,637	$7,758,735
Expenses
Management fees	474,413	902,355	1,066,912
12b-1 service fees – Class A Shares	69,635	137,138	199,559
12b-1 distibution and service fees – Class C Shares	63,427	101,186	95,917
12b-1 distibution and service fees – Class C2 Shares	109,076	146,267	159,938
Shareholder servicing agent fees	34,844	70,533	82,022
Custodian fees	23,704	34,516	35,545
Trustees fees	2,771	5,234	6,324
Professional fees	19,640	24,857	27,444
Shareholder reporting expenses	12,998	19,496	20,949
Federal and state registration fees	7,361	8,163	7,511
Other	5,881	8,228	9,396
Total expenses	823,750	1,457,973	1,711,517
Net investment income (loss)	2,661,886	5,621,664	6,047,218
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(805,502)	(47,305)	(1,758,890)
Change in net unrealized appreciation (depreciation) of investments	(7,273,575)	(22,303,548)	(19,606,220)
Net realized and unrealized gain (loss)	(8,079,077)	(22,350,853)	(21,365,110)
Net increase (decrease) in net assets from operations	$(5,417,191)	$(16,729,189)	$(15,317,892)

See accompanying notes to financial statements.

54	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Maryland		Pennsylvania		Virginia
	Six Months Ended 11/30/16	Year Ended 5/31/16	Six Months Ended 11/30/16	Year Ended 5/31/16	Six Months Ended 11/30/16	Year Ended 5/31/16
Operations
Net investment income (loss)	$2,661,886	$5,746,767	$5,621,664	$10,753,289	$6,047,218	$12,091,237
Net realized gain (loss) from investments	(805,502)	311,509	(47,305)	434,041	(1,758,890)	508,350
Change in net unrealized appreciation (depreciation) of investments	(7,273,575)	3,181,154	(22,303,548)	8,806,294	(19,606,220)	11,473,658
Net increase (decrease) in net assets from operations	(5,417,191)	9,239,430	(16,729,189)	19,993,624	(15,317,892)	24,073,245
Distributions to Shareholders
From net investment income:
Class A Shares	(1,130,112)	(2,200,551)	(2,204,165)	(4,078,188)	(2,781,125)	(5,833,209)
Class C Shares	(157,288)	(189,540)	(242,337)	(333,751)	(190,958)	(262,780)
Class C2 Shares	(394,829)	(914,335)	(517,046)	(1,224,637)	(475,813)	(1,190,108)
Class I Shares	(1,313,569)	(2,551,294)	(2,800,524)	(5,594,501)	(2,482,697)	(5,208,518)
Decrease in net assets from distributions to shareholders	(2,995,798)	(5,855,720)	(5,764,072)	(11,231,077)	(5,930,593)	(12,494,615)
Fund Share Transactions
Proceeds from sale of shares	22,797,137	30,621,836	51,765,523	68,219,335	40,583,188	64,753,451
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,158,285	4,165,038	4,089,575	7,756,311	4,354,276	8,959,301
	24,955,422	34,786,874	55,855,098	75,975,646	44,937,464	73,712,752
Cost of shares redeemed	(14,485,368)	(20,411,795)	(25,074,205)	(42,138,985)	(33,374,241)	(50,090,718)
Net increase (decrease) in net assets from Fund share transactions	10,470,054	14,375,079	30,780,893	33,836,661	11,563,223	23,622,034
Net increase (decrease) in net assets	2,057,065	17,758,789	8,287,632	42,599,208	(9,685,262)	35,200,664
Net assets at the beginning of period	181,413,695	163,654,906	341,328,418	298,729,210	419,734,397	384,533,733
Net assets at the end of period	$183,470,760	$181,413,695	$349,616,050	$341,328,418	$410,049,135	$419,734,397
Undistributed (Over-distribution of) net investment income at the end of period	$174,324	$508,236	$348,368	$490,776	$761,394	$644,769

See accompanying notes to financial statements.

NUVEEN	55

Financial

Highlights (Unaudited)

Maryland

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2017(d)	$10.92	$0.16	$(0.46)	$(0.30)	$(0.18)	$—	$(0.18)	$10.44
2016	10.71	0.37	0.22	0.59	(0.38)	—	(0.38)	10.92
2015	10.73	0.38	(0.01)	0.37	(0.39)	—	(0.39)	10.71
2014	11.14	0.41	(0.41)	—	(0.39)	(0.02)	(0.41)	10.73
2013	11.17	0.40	(0.02)	0.38	(0.40)	(0.01)	(0.41)	11.14
2012	10.45	0.43	0.73	1.16	(0.43)	(0.01)	(0.44)	11.17
Class C (02/14)
2017(d)	10.88	0.11	(0.45)	(0.34)	(0.14)	—	(0.14)	10.40
2016	10.67	0.28	0.22	0.50	(0.29)	—	(0.29)	10.88
2015	10.70	0.28	(0.01)	0.27	(0.30)	—	(0.30)	10.67
2014(e)	10.39	0.05	0.35	0.40	(0.09)	—	(0.09)	10.70
Class C2 (09/94)(f)
2017(d)	10.89	0.13	(0.46)	(0.33)	(0.15)	—	(0.15)	10.41
2016	10.67	0.31	0.23	0.54	(0.32)	—	(0.32)	10.89
2015	10.70	0.32	(0.02)	0.30	(0.33)	—	(0.33)	10.67
2014	11.10	0.35	(0.40)	(0.05)	(0.33)	(0.02)	(0.35)	10.70
2013	11.14	0.33	(0.02)	0.31	(0.34)	(0.01)	(0.35)	11.10
2012	10.42	0.37	0.73	1.10	(0.37)	(0.01)	(0.38)	11.14
Class I (02/92)
2017(d)	10.93	0.17	(0.46)	(0.29)	(0.19)	—	(0.19)	10.45
2016	10.72	0.39	0.22	0.61	(0.40)	—	(0.40)	10.93
2015	10.74	0.40	(0.01)	0.39	(0.41)	—	(0.41)	10.72
2014	11.15	0.43	(0.41)	0.02	(0.41)	(0.02)	(0.43)	10.74
2013	11.19	0.42	(0.03)	0.39	(0.42)	(0.01)	(0.43)	11.15
2012	10.47	0.45	0.73	1.18	(0.45)	(0.01)	(0.46)	11.19

56	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(2.82)%	$67,886	0.82	%*	2.90	%*	26%
5.58	66,981	0.83		3.45		18
3.47	62,189	0.83		3.51		20
0.11	73,469	0.84		3.89		11
3.48	81,761	0.82		3.54		13
11.27	78,838	0.85		3.97		8

(3.21)	12,829	1.62	*	2.10	*	26
4.79	11,119	1.63		2.65		18
2.58	4,697	1.63		2.64		20
3.91	972	1.64	*	2.92	*	11

(3.10)	26,787	1.37	*	2.35	*	26
5.12	29,954	1.38		2.90		18
2.81	31,866	1.38		2.96		20
(0.37)	35,709	1.39		3.37		11
2.94	46,210	1.37		2.99		13
10.59	40,786	1.40		3.42		8

(2.71)	75,969	0.62	*	3.10	*	26
5.81	73,360	0.63		3.65		18
3.69	64,904	0.63		3.71		20
0.33	55,814	0.64		4.11		11
3.70	72,720	0.62		3.74		13
11.37	68,707	0.65		4.17		8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2016.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	57

Financial Highlights (Unaudited) (continued)

Pennsylvania

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/86)
2017(d)	$11.33	$0.18	$(0.68)	$(0.50)	$(0.18)	$—	$(0.18)	$10.65
2016	11.03	0.38	0.32	0.70	(0.40)	—	(0.40)	11.33
2015	10.95	0.40	0.09	0.49	(0.41)	—	(0.41)	11.03
2014	11.04	0.41	(0.09)	0.32	(0.41)	—	(0.41)	10.95
2013	11.05	0.42	(0.01)	0.41	(0.42)	—	(0.42)	11.04
2012	10.28	0.44	0.77	1.21	(0.44)	—	(0.44)	11.05
Class C (02/14)
2017(d)	11.28	0.13	(0.67)	(0.54)	(0.14)	—	(0.14)	10.60
2016	10.98	0.29	0.32	0.61	(0.31)	—	(0.31)	11.28
2015	10.90	0.31	0.09	0.40	(0.32)	—	(0.32)	10.98
2014(e)	10.57	0.04	0.39	0.43	(0.10)	—	(0.10)	10.90
Class C2 (02/94)(f)
2017(d)	11.29	0.15	(0.68)	(0.53)	(0.15)	—	(0.15)	10.61
2016	10.98	0.32	0.33	0.65	(0.34)	—	(0.34)	11.29
2015	10.91	0.34	0.08	0.42	(0.35)	—	(0.35)	10.98
2014	10.99	0.35	(0.08)	0.27	(0.35)	—	(0.35)	10.91
2013	11.00	0.35	(0.01)	0.34	(0.35)	—	(0.35)	10.99
2012	10.23	0.38	0.77	1.15	(0.38)	—	(0.38)	11.00
Class I (02/97)
2017(d)	11.30	0.19	(0.67)	(0.48)	(0.19)	—	(0.19)	10.63
2016	11.00	0.40	0.32	0.72	(0.42)	—	(0.42)	11.30
2015	10.92	0.42	0.09	0.51	(0.43)	—	(0.43)	11.00
2014	11.01	0.43	(0.09)	0.34	(0.43)	—	(0.43)	10.92
2013	11.01	0.44	— **	0.44	(0.44)	—	(0.44)	11.01
2012	10.24	0.46	0.76	1.22	(0.45)	—	(0.45)	11.01

58	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(4.47)%	$132,912	0.79	%*	3.12	%*	4%
6.47	126,511	0.81		3.43		16
4.50	107,673	0.81		3.62		10
3.13	112,184	0.82		3.89		6
3.71	110,880	0.80		3.73		11
11.96	98,862	0.83		4.12		6

(4.88)	20,707	1.59	*	2.32	*	4
5.65	17,541	1.60		2.60		16
3.68	7,725	1.61		2.76		10
4.06	1,115	1.62	*	2.79	*	6

(4.76)	36,252	1.34	*	2.57	*	4
5.97	39,609	1.36		2.90		16
3.85	41,795	1.36		3.08		10
2.64	45,540	1.37		3.36		6
3.14	50,548	1.35		3.17		11
11.39	44,852	1.38		3.57		6

(4.31)	159,745	0.59	*	3.32	*	4
6.66	157,668	0.61		3.64		16
4.69	141,537	0.61		3.82		10
3.31	114,662	0.62		4.11		6
3.98	133,792	0.60		3.93		11
12.20	134,908	0.63		4.32		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2016.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (Unaudited) (continued)

Virginia

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2017(d)	$11.38	$0.16	$(0.56)	$(0.40)	$(0.16)	$—	$(0.16)	$10.82
2016	11.05	0.34	0.35	0.69	(0.36)	—	(0.36)	11.38
2015	11.06	0.38	0.01	0.39	(0.40)	—	(0.40)	11.05
2014	11.40	0.42	(0.36)	0.06	(0.40)	—	(0.40)	11.06
2013	11.38	0.41	0.04	0.45	(0.41)	(0.02)	(0.43)	11.40
2012	10.69	0.43	0.71	1.14	(0.44)	(0.01)	(0.45)	11.38
Class C (02/14)
2017(d)	11.37	0.12	(0.57)	(0.45)	(0.11)	—	(0.11)	10.81
2016	11.04	0.25	0.35	0.60	(0.27)	—	(0.27)	11.37
2015	11.05	0.29	0.01	0.30	(0.31)	—	(0.31)	11.04
2014(e)	10.69	0.05	0.41	0.46	(0.10)	— **	(0.10)	11.05
Class C2 (10/93)(f)
2017(d)	11.36	0.13	(0.55)	(0.42)	(0.13)	—	(0.13)	10.81
2016	11.04	0.28	0.34	0.62	(0.30)	—	(0.30)	11.36
2015	11.05	0.32	0.01	0.33	(0.34)	—	(0.34)	11.04
2014	11.38	0.36	(0.35)	0.01	(0.34)	—	(0.34)	11.05
2013	11.37	0.34	0.03	0.37	(0.34)	(0.02)	(0.36)	11.38
2012	10.68	0.37	0.71	1.08	(0.38)	(0.01)	(0.39)	11.37
Class I (02/97)
2017(d)	11.35	0.17	(0.56)	(0.39)	(0.17)	—	(0.17)	10.79
2016	11.02	0.36	0.34	0.70	(0.37)	—	(0.37)	11.35
2015	11.02	0.41	0.01	0.42	(0.42)	—	(0.42)	11.02
2014	11.35	0.44	(0.35)	0.09	(0.42)	—	(0.42)	11.02
2013	11.34	0.43	0.02	0.45	(0.42)	(0.02)	(0.44)	11.35
2012	10.65	0.45	0.71	1.16	(0.46)	(0.01)	(0.47)	11.34

60	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

(3.58)%	$188,057	0.78	%*	2.83	%*	19%
6.31	197,825	0.79		3.08		15
3.59	177,350	0.80		3.47		22
0.74	178,421	0.81		3.94		12
3.96	206,968	0.79		3.54		10
10.91	194,890	0.81		3.92		10

(3.96)	20,091	1.58	*	2.02	*	19
5.47	16,268	1.59		2.25		15
2.76	7,662	1.59		2.58		22
4.32	1,537	1.61	*	2.90	*	12

(3.77)	39,464	1.34	*	2.28	*	19
5.66	43,353	1.34		2.53		15
3.04	47,290	1.35		2.92		22
0.25	54,443	1.36		3.40		12
3.29	72,592	1.34		2.99		10
10.32	59,673	1.36		3.37		10

(3.51)	162,438	0.58	*	3.03	*	19
6.50	162,288	0.59		3.28		15
3.86	152,232	0.60		3.66		22
1.00	132,334	0.61		4.14		12
4.04	171,075	0.59		3.75		10
11.13	169,861	0.61		4.12		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended November 30, 2016.
(e)	For the period February 10, 2014 (commencement of operations) through May 31, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	61

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylva-nia”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), as diversified funds. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is November 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended November 30, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principals generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Maryland	Pennsylvania	Virginia
Outstanding when-issued/delayed delivery purchase commitments	$7,355,506	$6,594,563	$7,408,190

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydowns gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

62	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $1 million ($250,000 effective November 1, 2016) or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	63

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Maryland	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$179,840,970	$—	$179,840,970
Common Stocks	658,519	—	—	658,519
Short-Term Investments:
Municipal Bonds	—	2,000,000	—	2,000,000
Total	$658,519	$181,840,970	$—	$182,499,489

Pennsylvania
Long-Term Investments*:
Municipal Bonds	$—	$346,365,998	$—	$346,365,998

Virginia
Long-Term Investments*:
Municipal Bonds	$—	$399,520,860	$—	$399,520,860
Common Stocks	1,492,489	—	—	1,492,489
Short-Term Investments*:
Municipal Bonds	—	1,500,000	—	1,500,000
Total	$1,492,489	$401,020,860	$—	$402,513,349
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

64	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a

NUVEEN	65

Notes to Financial Statements (Unaudited) (continued)

Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	Maryland	Pennsylvania	Virginia
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	—	465,000	—
Total	$—	$465,000	$—

During the current fiscal period, none of the Funds invested in self-deposited Inverse Floaters.

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement” or “credit recovery swap”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, the Funds did not have any self-deposited or externally-deposited Inverse Floaters issued by Recourse Trusts.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

66	NUVEEN

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 11/30/16		Year Ended 5/31/16
Maryland	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,017,235	$11,137,365	885,781	$9,615,419
Class C	239,568	2,621,078	603,378	6,507,586
Class C2	11,996	130,586	47,474	511,404
Class I	817,460	8,908,108	1,293,374	13,987,427
Shares issued to shareholders due to reinvestment of distributions:
Class A	78,771	857,706	150,372	1,624,436
Class C	10,975	119,045	14,031	151,286
Class C2	27,527	299,110	64,715	696,707
Class I	81,004	882,424	156,531	1,692,609
	2,284,536	24,955,422	3,215,656	34,786,874
Shares redeemed:
Class A	(728,873)	(7,966,755)	(712,693)	(7,698,574)
Class C	(39,280)	(427,247)	(35,793)	(383,868)
Class C2	(217,695)	(2,375,344)	(346,871)	(3,732,965)
Class I	(341,210)	(3,716,022)	(795,279)	(8,596,388)
	(1,327,058)	(14,485,368)	(1,890,636)	(20,411,795)
Net increase (decrease)	957,478	$10,470,054	1,325,020	$14,375,079

NUVEEN	67

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 11/30/16		Year Ended 5/31/16
Pennsylvania	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,231,216	$25,344,613	2,542,410	$28,385,781
Class C	487,718	5,522,781	936,133	10,388,890
Class C2	8,034	90,995	13,761	152,508
Class I	1,840,761	20,807,134	2,635,534	29,292,156
Shares issued to shareholders due to reinvestment of distributions:
Class A	169,194	1,905,587	311,774	3,471,283
Class C	19,559	219,096	27,322	303,287
Class C2	36,686	411,953	87,298	967,381
Class I	138,213	1,552,939	271,446	3,014,360
	4,931,381	55,855,098	6,825,678	75,975,646
Shares redeemed:
Class A	(1,088,336)	(12,224,140)	(1,452,189)	(16,177,612)
Class C	(109,818)	(1,218,610)	(111,932)	(1,243,613)
Class C2	(137,991)	(1,564,056)	(397,485)	(4,399,364)
Class I	(897,731)	(10,067,399)	(1,827,246)	(20,318,396)
	(2,233,876)	(25,074,205)	(3,788,852)	(42,138,985)
Net increase (decrease)	2,697,505	$30,780,893	3,036,826	$33,836,661

	Six Months Ended 11/30/16		Year Ended 5/31/16
Virginia	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,527,625	$17,323,338	2,664,389	$29,818,279
Class C	476,134	5,431,861	790,395	8,835,874
Class C2	6,857	77,670	23,243	258,998
Class I	1,565,416	17,750,319	2,318,105	25,840,300
Shares issued to shareholders due to reinvestment of distributions:
Class A	210,338	2,381,689	436,642	4,876,781
Class C	13,844	156,401	18,918	211,423
Class C2	31,833	360,227	80,353	895,408
Class I	129,007	1,455,959	267,344	2,975,689
	3,961,054	44,937,464	6,599,389	73,712,752
Shares redeemed:
Class A	(1,747,273)	(19,689,554)	(1,760,817)	(19,591,726)
Class C	(62,821)	(713,273)	(72,151)	(803,569)
Class C2	(202,647)	(2,294,698)	(571,965)	(6,352,909)
Class I	(948,134)	(10,676,716)	(2,098,111)	(23,342,514)
	(2,960,875)	(33,374,241)	(4,503,044)	(50,090,718)
Net increase (decrease)	1,000,179	$11,563,223	2,096,345	$23,622,034

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	Maryland	Pennsylvania	Virginia
Purchases	$61,846,541	$53,933,675	$99,703,107
Sales and maturities	47,223,503	14,803,970	78,947,507

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

68	NUVEEN

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of November 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Maryland	Pennsylvania	Virginia
Cost of investments	$179,843,527	$340,854,847	$389,275,553
Gross unrealized:
Appreciation	$6,386,258	$15,193,014	$19,612,550
Depreciation	(3,730,296)	(9,681,863)	(6,374,754)
Net unrealized appreciation (depreciation) of investments	$2,655,962	$5,511,151	$13,237,796

Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of May 31, 2016, the Funds’ last tax year end, as follows:

	Maryland	Pennsylvania	Virginia
Capital paid-in	$1	$1	$—
Undistributed (Over-distribution of) net investment income	(17,942)	(16,452)	(30,574)
Accumulated net realized gain (loss)	17,941	16,451	30,574

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2016, the Funds’ last tax year end, were as follows:

	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income[1]	$548,120	$971,301	$861,188
Undistributed net ordinary income[2]	120,048	46,479	20,071
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2016 through May 31, 2016, and paid on June 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income[3]	$5,817,957	$11,161,850	$12,528,860
Distributions from net ordinary income[2]	10,947	51,160	73,607
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2016, as Exempt Interest Dividends.

As of May 31, 2016, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Maryland	Pennsylvania	Virginia
Expiration:
May 31, 2018	$—	$344,897	$—
Not subject to expiration	3,769,707	222,287	12,402,376
Total	$3,769,707	$567,184	$12,402,376

During the Funds’ last tax year ended May 31, 2016, the Funds utilized capital loss carryforwards as follows:

	Maryland	Pennsylvania	Virginia
Utilized capital loss carryforwards	$284,363	$430,372	$538,924

NUVEEN	69

Notes to Financial Statements (Unaudited) (continued)

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:

Average Daily Net Assets	Maryland	Pennsylvania	Virginia
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For net assets over $5 billion	0.2500	0.2500	0.2500

The annual complex-level fee, payable monthly, for each each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2016, the complex-level fee rate for the Fund was 0.1621%.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investment sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

70	NUVEEN

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	Maryland	Pennsylvania	Virginia
Purchases	$1,299,935	$399,568	$1,174,369
Sales	—	—	—

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Maryland	Pennsylvania	Virginia
Sales charges collected	$105,880	$313,737	$177,968
Paid to financial intermediaries	94,407	278,298	154,438

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Maryland	Pennsylvania	Virginia
Commission advances	$51,372	$124,656	$73,015

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$35,932	$56,191	$51,391

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Maryland	Pennsylvania	Virginia
CDSC retained	$10,509	$2,336	$11,501

8. Borrowings Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of

Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

NUVEEN	71

Notes to Financial Statements (Unaudited) (continued)

9. Subsequent Events

Borrowings Arrangements

Uncommitted Line of Credit

On December 31, 2016, the following Funds borrowed the following amounts from the Unsecured Credit Line each at an annualized interest rate of 2.02% on their respective outstanding balance.

	Maryland	Pennsylvania
Outstanding balance at December 31, 2016	$400,231	$7,098,345

72	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	73

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

74	NUVEEN

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MSA-MS1-1116P        22031-INV-B-01/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: February 3, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: February 3, 2017